                                                                    (CONFORMED)
==============================================================================



                                  CALFED INC.

                                      TO

                      MANUFACTURERS HANOVER TRUST COMPANY
                                                                       TRUSTEE

                                   ---------

                                   INDENTURE

                         DATED AS OF FEBRUARY 15, 1986

                                   ---------

                               U.S. $125,000,000
                  6 1/2% Convertible Subordinated Debentures
                                   Due 2001




==============================================================================

                               TABLE OF CONTENTS

                                                                           Page
                                                                           ----
Parties......................................................................1
Recitals of the Company......................................................1

                                  ARTICLE ONE

            DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION
Section 101. Definitions:
             Act.............................................................1
             Affiliate; control..............................................1
             Authorized Newspaper............................................2
             Bearer Security.................................................2
             Board of Directors..............................................2
             Board Resolution................................................2
             Business Day....................................................2
             California Federal..............................................2
             Closing Market Price Per Share..................................2
             Common Stock....................................................2
             Company.........................................................3
             Company Request; Company Order..................................3
             Conversion Agent................................................3
             Conversion Price................................................3
             Converted Securities............................................3
             Corporate Trust Office..........................................3
             corporation.....................................................3
             coupon..........................................................3
             Defaulted Interest..............................................3
             Dollar, U.S.$...................................................3
             Event of Default................................................3
             Exchange Date...................................................3
             Global Security.................................................3
             Holder..........................................................3
             Indenture.......................................................3
             Interest Payment Date...........................................3
             Maturity........................................................3
             Officers' Certificate...........................................4
             Opinion of Counsel..............................................4
             Outstanding.....................................................4
             Paying Agent....................................................4
             Person..........................................................4
             Place of Conversion.............................................4
             Place of Payment................................................4
             Predecessor Security............................................4
             Principal Subsidiary............................................5
             Redemption Date.................................................5
             Redemption Price................................................5
------------
Note: This table of contents shall not, for any purpose, be deemed part of the Indenture.

                                                                           Page
                                                                           ----
             Registered Security.............................................5
             Regular Record Date.............................................5
             Responsible Officer.............................................5
             Security Register; Security Registrar...........................5
             Senior Indebtedness.............................................5
             Special Record Date.............................................5
             Stated Maturity.................................................5
             Subsidiary......................................................6
             Transfer Agent..................................................6
             Trustee.........................................................6
             United States...................................................6
             United States Alien.............................................6
             Vice President..................................................6
Section 102. Form of Documents Delivered to Trustee..........................6
Section 103. Acts of Holders of Securities...................................6
Section 104. Notices, Etc., to Trustee and Company...........................8
Section 105. Notice to Holders of Securities; Waiver.........................8
Section 106. Effect of Headings and Table of Contents........................9
Section 107. Successors and Assigns..........................................9
Section 108. Separability Clause.............................................9
Section 109. Benefits of Indenture...........................................9
Section 110. Governing Law...................................................9
Section 111. Legal Holidays..................................................9
Section 112. Appointment of Agent for Service...............................10

                                  ARTICLE TWO

                                SECURITY FORMS
Section 201. Forms Generally................................................10
Section 202. Forms of Definitive Securities.................................11
Section 203. Form of Temporary Global Security..............................21
Section 204. Form of Coupon.................................................23
Section 205. Form of Trustee's Certificate of Authentication................24
Section 206. Forms of Conversion Notice.....................................25

                                 ARTICLE THREE

                                THE SECURITIES
Section 301. Title and Terms................................................26
Section 302. Denominations..................................................26
Section 303. Execution, Authentication, Delivery and Dating.................27
Section 304. Temporary Global Security; Exchange of Temporary
                      Global Security for Definitive Securities.............27
Section 305. Registration, Registration of Transfer and
                      Exchange..............................................29
Section 306. Mutilated, Destroyed, Lost or Stolen Securities
                      and Coupons...........................................31
Section 307. Payment of Interest; Interest Rights Preserved.................32
Section 308. Persons Deemed Owners..........................................33
Section 309. Cancellation...................................................34
Section 310. Computation of Interest........................................34

                                 ARTICLE FOUR

                                                                           Page
                                                                           ----
                          SATISFACTION AND DISCHARGE
Section 401. Satisfaction and Discharge of Indenture........................34
Section 402. Application of Trust Money.....................................35

                                 ARTICLE FIVE

                                   REMEDIES

Section 501. Events of Default..............................................35
Section 502. Acceleration of Maturity; Rescission and Assignment............37
Section 503. Collection of Indebtedness and Suits for
                      Enforcement by Trustee................................38
Section 504. Trustee May File Proofs of Claim...............................38
Section 505. Trustee May Enforce Claims Without Possession
                      of Securities or Coupons..............................39
Section 506. Application of Money Collected.................................39
Section 507. Limitation on Suits............................................39
Section 508. Unconditional Right of Holders to Receive Principal,
                      Premium and Interest and to Convert...................40
Section 509. Restoration of Rights and Remedies.............................40
Section 510. Rights and Remedies Cumulative.................................40
Section 511. Delay or Omission Not Waiver...................................41
Section 512. Control by Holders of Securities...............................41
Section 513. Waiver of Past Defaults........................................41
Section 514. Undertaking for Costs..........................................41
Section 515. Waiver of Stay or Extension Laws...............................42

                                  ARTICLE SIX

                                  THE TRUSTEE
Section 601. Certain Duties and Responsibilities............................42
Section 602. Certain Rights of Trustee......................................43
Section 603. Not Responsible for Recitals or Issuance
                      of Securities.........................................44
Section 604. May Hold Securities, Act as Trustee Under
                      Other Indentures......................................44
Section 605. Money Held in Trust............................................44
Section 606. Compensation and Reimbursement.................................44
Section 607. Corporate Trustee Required; Eligibility........................45
Section 608. Resignation and Removal; Appointment of Successor..............45
Section 609. Acceptance of Appointment by Successor.........................45
Section 610. Merger, Conversion, Consolidation or Succession
                      to Business...........................................46

                                 ARTICLE SEVEN

             CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE
Section 701. Company May Consolidate, Etc., Only
                      on Certain Terms......................................47
Section 702. Successor Substituted..........................................47

                                 ARTICLE EIGHT
                                                                           Page
                                                                           ----

                            SUPPLEMENTAL INDENTURES
Section 801. Supplemental Indentures Without Consent
                      of Holders............................................47
Section 802. Supplemental Indentures With Consent of Holders
                      of Securities.........................................48
Section 803. Execution of Supplemental Indentures...........................49
Section 804. Effect of Supplemental Indentures..............................49
Section 805. Reference in Securities to Supplemental
                      Indentures............................................49
Section 806. Notice of Supplemental Indentures..............................49

                                 ARTICLE NINE

                       MEETINGS OF HOLDERS OF SECURITIES
Section 901. Purposes for Which Meetings May Be Called......................50
Section 902. Call, Notice and Place of Meetings.............................50
Section 903. Persons Entitled to Vote at Meetings...........................50
Section 904. Quorum; Action.................................................50
Section 905. Determination of Voting Rights; Conduct and
                      Adjournment of Meetings...............................51
Section 906. Counting Votes and Recording Action of Meetings................52

                                  ARTICLE TEN

                                   COVENANTS
Section 1001. Payment of Principal, Premium and Interest....................52
Section 1002. Maintenance of Offices or Agencies............................52
Section 1003. Money for Security Payments to Be Held in Trust...............54
Section 1004. Additional Amounts............................................55
Section 1005. Corporate Existence...........................................55
Section 1006. Maintenance of Properties.....................................55
Section 1007. Payment of Taxes and Other Claims.............................56
Section 1008. Limitation on Debt Secured by Stock of
                       California Federal...................................56
Section 1009. Limitation on Disposition of Stock of
                       California Federal...................................56
Section 1010. Statement by Officers as to Default...........................56
Section 1011. Waiver of Certain Covenants...................................56

                                ARTICLE ELEVEN

                 REDEMPTION OF SECURITIES AT OPTION OF COMPANY
Section 1101. Right of Redemption...........................................57
Section 1102. Applicability of Article......................................57
Section 1103. Election to Redeem; Notice to Trustee.........................57
Section 1104. Selection by Trustee of Securities to Be
                       Redeemed.............................................57
Section 1105. Notice of Redemption..........................................58
Section 1106. Deposit of Redemption Price...................................58
Section 1107. Securities Payable on Redemption Date.........................59
Section 1108. Securities Redeemed in Part...................................59

                                ARTICLE TWELVE
                                                                           Page
                                                                           ----

                 REDEMPTION OF SECURITIES AT OPTION OF HOLDERS
Section 1201. Redemption at Option of Holders...............................60
Section 1202. Applicability of Article......................................60
Section 1203. Notice of Redemption Date.....................................60
Section 1204. Deposit of Redemption Price...................................61
Section 1205. Securities Payable on Redemption Date.........................61
Section 1206. Securities Redeemed in Part...................................62

                               ARTICLE THIRTEEN

                           CONVERSION OF SECURITIES
Section 1301. Conversion Privilege and Conversion Price.....................62
Section 1302. Exercise of Conversion Privilege..............................62
Section 1303. Fractions of Shares...........................................63
Section 1304. Adjustment of Conversion Price................................63
Section 1305. Notice of Adjustments of Conversion Price.....................65
Section 1306. Notice of Certain Corporate Action............................66
Section 1307. Company to Reserve Common Stock...............................66
Section 1308. Taxes on Conversions..........................................67
Section 1309. Covenant as to Common Stock...................................67
Section 1310. Cancellation of Converted Securities..........................67
Section 1311. Provisions in Case of Consolidation, Merger
                       or Sale of Assets....................................67
Section 1312. Responsibility of Trustee for
                       Conversion Provisions................................68

                               ARTICLE FOURTEEN

                          SUBORDINATION OF SECURITIES
Section 1401. Securities Subordinate to Senior Indebtedness.................68
Section 1402. Payment Over of Proceeds Upon Dissolution, Etc................68
Section 1403. Prior Payment to Senior Indebtedness
                       Upon Acceleration of Securities......................69
Section 1404. No Payment When Senior Indebtedness in Default................69
Section 1405. Payment Permitted If No Default...............................70
Section 1406. Subrogation to Rights of Holders of
                       Senior Indebtedness..................................70
Section 1407. Provisions Solely to Define Relative Rights...................70
Section 1408. Trustee to Effectuate Subordination...........................71
Section 1409. No Waiver of Subordination Provisions.........................71
Section 1410. Notice to Trustee.............................................71
Section 1411. Reliance on Judicial Order or Certificate
                       of Liquidating Agent.................................72
Section 1412. Trustee Not Fiduciary for Holders of Senior
                       Indebtedness.........................................72
Section 1413. Rights of Trustee as Holder of Senior Indebtedness;
                       Preservation of Trustee's Rights.....................72
Section 1414. Article Applicable to Paying Agents...........................73
Section 1415. Certain Conversions Deemed Payment............................73
TESTIMONIUM.................................................................74
SIGNATURES AND SEALS........................................................74
ACKNOWLEDGEMENTS............................................................75

         INDENTURE, dated as of February 15, 1986, between CALFED INC., a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company"), having its principal office at 5670 Wilshire Boulevard, Los Angeles, California 90036, and MANUFACTURERS HANOVER TRUST COMPANY, a corporation duly organized and existing under the laws of the State of New York, as Trustee (herein called the "Trustee").

                            RECITALS OF THE COMPANY

         The Company has duly authorized the creation of an issue of its 6 1/2% Convertible Subordinated Debentures Due 2001 (herein called the "Securities") and the coupons, if any, thereto appertaining, of substantially the tenor and amount hereinafter set forth, and to provide therefor the Company has duly authorized the execution and delivery of this Indenture.

         All things necessary to make the Securities and the coupons, if any, thereto appertaining, when the Securities are executed by the Company and authenticated and delivered hereunder and duly issued by the Company, the valid obligations of the Company, and to make this Indenture a valid agreement of the Company, in accordance with their and its terms, have been done.

         NOW, THEREFORE, THIS INDENTURE WITNESSETH:

         For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities and the coupons, if any, thereto appertaining, as follows:

                                  ARTICLE ONE

                       DEFINITIONS AND OTHER PROVISIONS
                            OF GENERAL APPLICATION

         SECTION 101.               Definitions.

         For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                  (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

                  (2) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles in the United States of America, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted in the United States of America at the date of such computation; and

                  (3) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

         "Act", when used with respect to any Holder of a Security, has the meaning specified in Section 103.

         "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control", when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Authorized Newspaper" means a newspaper, in an official language of the country of publication or in the English language, customarily published on each Business Day, whether or not published on Saturdays, Sundays or holidays, and of general circulation in the place in connection with which the term is used or in the financial community of such place. Where successive publications are required to be made in Authorized Newspapers, the successive publications may be made in the same or in different newspapers in the same city meeting the foregoing requirements and in each case on any Business Day.

         "Bearer Security" means any Security in the form for Bearer Securities set forth in Section 202 payable to bearer.

         "Board of Directors" means either the board of directors of the Company or any duly authorized committee of that board.

         "Board Resolution" means a resolution duly adopted by the Board of Directors, a copy of which, certified by the Secretary or an Assistant Secretary of the Company to be in full force and effect on the date of such certification, shall have been delivered to the Trustee.

         "Business Day", when used with respect to any Place of Payment or Place of Conversion, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment or Place of Conversion, as the case may be, are authorized or obligated by law to close.

         "California Federal" means California Federal Savings and Loan Association or any successor corporation by merger, conversion, consolidation or other combination or any transferee of all or substantially all the assets of California Federal as an entirety.

         "Closing Market Price Per Share" means, for any day, the last reported sales price regular way of the Common Stock or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices regular way of the Common Stock, in either case on the New York Stock Exchange or, if the Common Stock is not listed or admitted to trading on such Exchange, on the principal national securities exchange within the United States on which the Common Stock is listed or admitted to trading or, if not listed or admitted to trading on any national securities exchange within the United States, the average of the closing bid and asked prices of the Common Stock in the over-the-counter market as reported by National Association of Securities Dealers' Automated Quotation System ("NASDAQ") or, if not so reported by NASDAQ, the average of the closing bid and asked prices of the Common Stock as furnished by any leading New York Stock Exchange member firm selected from time to time by the Company for that purpose.

         "Common Stock" includes any stock of any class of the Company which has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and which is not subject to redemption by the Company. However, subject to the provisions of Section 1811, shares issuable on conversion of Securities shall include only shares of the class designated as Common Stock of the Company at the date of this instrument or shares of any class or classes resulting from any reclassification or reclassifications thereof and which have no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and which are not subject to redemption by the Company; provided that if at any time there shall be more than one such resulting class, the shares of each such class then so issuable shall be substantially in the proportion which the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications.

         "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

         "Company Request" or "Company Order" means a written request or order signed in the name of the Company by the Chairman of the Board, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Company, and delivered to the Trustee.

         "Conversion Agent" means any Person authorized by the Company to convert Securities in accordance with Article Thirteen.

         "Conversion Price" has the meaning specified in Section 1301.

         "Converted Securities" means all Securities which have been converted pursuant to Article Thirteen.

         "Corporate Trust Office" means the principal office of the Trustee in the Borough of Manhattan, The City of New York, at which at any particular time its corporate trust business shall be administered.

         "corporation" includes corporations, associations, companies and business trusts.

         "coupon" means any interest coupon appertaining to a Bearer Security.

         "Defaulted Interest" has the meaning specified in Section 307.

         "Dollar" or "U.S.$" means a dollar or other equivalent unit in such coin or currency of the United States of America as at the time shall be legal tender for the payment of public and private debts.

         "Event of Default" has the meaning specified in Section 501.

         "Exchange Date" means the date 90 days after the completion of the distribution of the Securities established as contemplated by Section 304.

         "Global Security" means a temporary security in the form set forth in
Section 203.

         "Holder", when used with respect to any Security, means in the case of a Registered Security the Person in whose name the Security is registered in the Security Register and in the case of a Bearer Security or the Global Security the bearer thereof and, when used with respect to any coupon, means the bearer thereof.

         "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof.

         "Interest Payment Date" means the Stated Maturity of an instalment of interest on the Securities.

         "Maturity", when used with respect to any Security, means the date on which the principal of such Security becomes due and payable as therein or herein provided, whether at the Stated

Maturity or by declaration of acceleration, call for redemption, redemption at the option of the Holder thereof or otherwise.

         "Officers' Certificate" means a certificate signed by the Chairman of the Board, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Company, and delivered to the Trustee.

         "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company, and who shall be acceptable to the Trustee.

         "Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

                  (i) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

                  (ii) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities and any coupons thereto appertaining; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

                  (iii) Securities which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities are present at a meeting of Holders of Securities for quorum purposes or have given any request, demand, authorization, direction, notice, consent or waiver hereunder. Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such determination as to the presence of a quorum or upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

         "Paying Agent" means any Person authorized by the Company to pay the principal of (and premium, if any) or interest on any Securities on behalf of the Company.

         "Person" means any individual, corporation, partnership, joint venture, trust, unincorporated organization or government or any agency or political subdivision thereof.

         "Place of Conversion" has the meaning specified in Section 301.

         "Place of Payment" has the meaning specified in Section 301.

         "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under
Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

         "Principal Subsidiary" means any present or future consolidated Subsidiary of the Company whose consolidated assets constitute 10% or more of the consolidated assets of the Company.

         "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

         "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

         "Registered Security" means any Security in the form for Registered Securities set forth in Section 202 registered in the Security Register.

         "Regular Record Date" for the interest payable on any Interest Payment Date means the February 5 (whether or not a Business Day) next preceding such Interest Payment Date.

         "Responsible Officer", when used with respect to the Trustee, means the chairman or any vice-chairman of the board of directors, the chairman or any vice-chairman of the executive committee of the board of directors, the chairman of the trust committee, the president, any vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any trust officer or assistant trust officer, the controller or any assistant controller, or any other employee of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other employee to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

         "Security Register" and "Security Registrar" have the respective meanings specified in Section 305.

         "Senior Indebtedness" means the principal of (and premium, if any) and interest on (a) all indebtedness of the Company (including indebtedness of others guaranteed by the Company) other than the Securities, whether outstanding on the date of this Indenture or thereafter created, incurred or assumed, which is (i) for money borrowed or (ii) evidenced by a note or similar instrument given in connection with the acquisition of any businesses, properties or assets of any kind, except in the ordinary course of business,
(b) obligations of the Company as lessee under leases required to be capitalized on the balance sheet of the lessee under generally accepted accounting principles and leases of property or assets made as part of any sale and lease-back transaction to which the Company is a party and (c) amendments, renewals, extensions, modifications or refundings of any such indebtedness or obligation, unless in any case in the instrument creating or evidencing any such indebtedness or obligation or pursuant to which the same is outstanding it is provided that such indebtedness or obligation is not superior in right of payment to the Securities.

         "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 307.

         "Stated Maturity", when used with respect to any Security or any instalment of interest thereon, means the date specified in such Security or a coupon representing such instalment of interest at the fixed date on which the principal of such Security or such instalment of interest is due and payable.

         "Subsidiary" means a corporation more than 50% of the outstanding voting stock of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries. For the purposes of this definition, "voting stock" means stock which ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

         "Transfer Agent" means any Person, which may be the Company, authorized by the Company to exchange or register the transfer of Securities.

         "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

         "United States" has the meaning set forth in the forms of Definitive Securities contained in Section 202.

         "United States Alien" has the meaning set forth in the forms of Definitive Securities contained in Section 202.

         "Vice President", when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

         SECTION 102.  Form of Documents Delivered to Trustee.

         In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

         Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which such certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

         Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

         SECTION 103.  Acts of Holders of Securities.

         (a) Any request, demand, authorization, direction, notice, consent, election, waiver or other action provided by this Indenture to be given or taken by Holders of Securities may be embodied in and evidenced by (1) one or more instruments of substantially similar tenor signed by such Holders in person or by agent or proxy duly appointed in writing, (2) the record of Holders of Securities voting in favor thereof, either in person or by proxies duly appointed in writing, at any meeting of Holders of Securities duly called and held in accordance with the provisions of Article Nine, or (3) a combination of such instruments and any such record. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments or record or both are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments and record (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders of Securities signing such instrument or instruments and so voting at such meeting. Proof of execution of any such instrument or of a writing appointing any such agent or proxy, or of the holding by any Person of a Security, shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Company if made in the manner provided in this Section. The record of any meeting of Holders of Securities shall be proved in the manner provided in Section 906.

         (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

         (c) The principal amount and serial numbers of Bearer Securities held by any Person, and the date of his holding the same, may be proved by the production of such Bearer Securities or by a certificate executed, as depositary, by any trust company, bank, banker or other depositary, wherever situated, if such certificate shall be deemed by the Trustee to be satisfactory, showing that at the date therein mentioned such Person had on deposit with such depositary, or exhibited to it, the Bearer Securities therein described; or such facts may be proved by the certificate or affidavit of the Person holding such Bearer Securities, if such certificate or affidavit is deemed by the Trustee to be satisfactory. The Trustee and the Company may assume that such ownership of any Bearer Security continues until (1) another certificate or affidavit bearing a later date issued in respect of the same Bearer Security is produced, or (2) such Bearer Security is produced to the Trustee by some other Person, or (3) such Bearer Security is surrendered in exchange for a Registered Security; or (4) such Bearer Security is no longer Outstanding.

         (d) The fact and date of execution of any such instrument or writing, the authority of the Person executing the same and the principal amount and serial numbers of Bearer Securities held by the Person so executing such instrument or writing and the date of holding the same may also be proved in any other manner which the Trustee deems sufficient; and the Trustee may in any instance require further proof with respect to any of the matters referred to in this Section.

         (e) The principal amount and serial numbers of Registered Securities held by any Person, and the date of his holding the same, shall be proved by the Security Register.

         (f) Any request, demand, authorization, direction, notice, consent, election, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration or transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

         SECTION 104. Notices, Etc. to Trustee and Company

         Any request, demand, authorization, direction, notice, consent, election, waiver or Act of Holders of Securities or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

                  (1) the Trustee by any Holder of Securities or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office (which at the date hereof is located at 600 Fifth Avenue, New York, New York 10020), Attention: Corporate Trust Department, or

                  (2) the Company by the Trustee or by any Holder of Securities shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing, mailed, first-class postage prepaid, or telexed or telecopied and confirmed by mail, first-class postage prepaid, addressed to it at the address of its principal office specified in the first paragraph of this instrument to the attention of its Secretary, or at any other address previously furnished in writing to the Trustee by the Company.

Any request, demand, authorization, direction, notice, consent, election or waiver required or permitted under this Indenture shall be in the English language, except that any published notice (other than a notice published in Luxembourg) may be in an official language of the country of publication.

         SECTION 105.  Notice to Holders of Securities; Waiver.

         Except as otherwise expressly provided herein, where this Indenture provides for notice to Holders of Securities of any event (the expense for which shall be borne by the Company),

                  (1) such notice shall be sufficiently given to Holders of Bearer Securities if published in an Authorized Newspaper in London and, so long as the Securities are listed on the Luxembourg Stock Exchange and such stock exchange shall so require, in Luxembourg or, if not practicable, in Europe, on a Business Day at least twice, the first such publication to be not earlier than the earliest date and not later than the latest date prescribed for the giving of such notice; and

                  (2) such notice shall be sufficiently given to Holders of Registered Securities if in writing and mailed, first-class postage prepaid, to each Holder of a Registered Security affected by such event, at the address of such Holder as it appears in the Security Register, not earlier than the earliest date, and not later than the latest date, prescribed for the giving of such notice.

         Neither failure to give notice by publication to Holders of Bearer Securities as provided above, nor any defect in any notice so published, shall affect the sufficiency of any notice mailed to Holders of Registered Securities as provided above. In case by reason of the suspension of publication of any Authorized Newspaper or Authorized Newspapers or by reason of any other cause it shall be impracticable to publish any notice to Holders of Bearer Securities as provided above, then such notification to Holders of Bearer Securities as shall be given with the approval of the Trustee shall constitute sufficient notice to such Holders for every purpose hereunder.

         In any case where notice to Holders of Registered Securities is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder of a Registered Security shall affect the sufficiency of such notice with respect to other Holders of Registered Securities or the sufficiency of any notice by publication to Holders of Bearer

Securities given as provided above. In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification to Holders of Registered Securities as shall be made with the approval of the Trustee shall constitute a sufficient notification to such Holders for every purpose hereunder.

         Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

         SECTION 106.  Effect of Headings and Table of Contents.

         The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

         SECTION 107.  Successors and Assigns.

         All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

         SECTION 108.  Separability Clause.

         In case any provision in this Indenture or in the Securities or coupons shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         SECTION 109.  Benefits of Indenture.

         Nothing in this Indenture or in the Securities or coupons, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, the holders of Senior Indebtedness and the Holders of Securities and coupons, any benefit or any legal or equitable right, remedy or claim under this Indenture.

         SECTION 110.  Governing Law.

         This Indenture and each of the Securities and coupons shall be governed by and construed in accordance with the laws of the State of New York.

         SECTION 111.  Legal Holidays.

         In any case where any Interest Payment Date, any Redemption Date or the Stated Maturity of any Security or the last day on which a Holder of a Security has the right to convert his Security shall not be a Business Day at any Place of Payment or Place of Conversion, then (notwithstanding any other provision of this Indenture or of the Securities or coupons) payment of interest or principal (and premium, if any) or conversion of the Securities need not be made at such Place of Payment or Place of Conversion on such day, but may be made on the next succeeding Business Day at such Place of Payment or Place of Conversion with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity or on such last day for conversion, provided that, in the case of payment, no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be.

         SECTION 112.  Appointment of Agent for Service.

         By the execution and delivery of this Indenture, the Company hereby appoints the Trustee as its agent upon which process may be served in any legal action or proceeding which may be instituted in any Federal or State court in the Borough of Manhattan, The City of New York, arising out of or relating to the Securities, the coupons or this Indenture. Service of process upon such agent at the office of such agent at 600 Fifth Avenue, New York, New York 10020, Attention: Corporate Trust Department (or such other address in the Borough of Manhattan, The City of New York, as may be the Corporate Trust Office of the Trustee), and written notice of said service to the Company by the Person serving the same addressed as provided in Section 104, shall be deemed in every respect effective service of process upon the Company in any such legal action or proceeding, and the Company hereby submits to the jurisdiction of any such court in which any such legal action or proceeding is so instituted. Such appointment shall be irrevocable so long as the Holders of Securities or coupons shall have any rights pursuant to the terms thereof or of this Indenture until the appointment of a successor by the Company with the consent of the Trustee and such successor's acceptance of such appointment. The Company further agrees to take any and all action, including the execution and filing of any and all such documents and instruments, as may be necessary to continue such designation and appointment of such agent or successor.

         By the execution and delivery of this Indenture, the Trustee hereby agrees to act as such agent and undertakes promptly to notify the Company of receipt by it of service of process in accordance with this Section.

                                  ARTICLE TWO

                                SECURITY FORMS

         SECTION 201.  Forms Generally.

         The Securities and the coupons shall be in substantially the forms set forth in this Article, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities and coupons, as evidenced by their execution of the Securities.

         The Trustee's certificates of authentication shall be in substantially the form set forth in this Article.

         Conversion notices shall be in substantially the form set forth in this Article.

         The definitive Securities and coupons shall be printed, lithographed or engraved or produced by any combination of these methods on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities and coupons, as evidenced by their execution of such Securities.

         SECTION 202.  Forms of Definitive Securities.

                                [Form of Face]

[If Bearer Security:

ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(J) AND 1287(A) OF THE INTERNAL REVENUE CODE.

                                  CALFED INC.

              6 1/2% CONVERTIBLE SUBORDINATED DEBENTURE DUE 2001

No. B-                                                              U.S.$5,000

         CALFED INC., a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company", which term includes any successor corporation under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to bearer upon presentation and surrender of this Security the principal sum of Five Thousand United States Dollars on February 20, 2001 and to pay interest thereon, from the date hereof, annually in arrears on February 20 in each year ("Interest Payment Date"), commencing February 20, 1987, at the rate of 6 1/2% per annum, until the principal hereof is paid or made available for payment. Such payments (including premium, if any) shall be made, subject to any laws or regulations applicable thereto and to the rights of the Company (limited as provided in the Indenture) to terminate the appointment of any such Paying Agent, at the main offices of Manufacturers Hanover Bank/Belgium S.A. in Brussels, Manufacturers Hanover Bank Luxembourg S.A. in Luxembourg and Manufacturers Hanover Trust Company in Frankfurt/Main, London and Zurich, or at such other offices or agencies outside the United States (as defined below) as the Company may designate and notify the Holder as provided on the reverse hereof, by United States dollar check drawn on a bank in The City of New York, or by transfer to a United States dollar account maintained by the payee with a bank located in a European city. Interest on this Security due on or before maturity (but not any additional amounts which may be payable as provided below) shall be payable only upon presentation and surrender at such an office or agency of the interest coupons hereto attached as they severally mature. No payment of principal, premium or interest with respect to this Security shall be made at the Corporate Trust Office of the Trustee under the Indenture or at any other office or agency of the Company in the United States or by check mailed to an address in the United States or by transfer to an account maintained with a bank located in the United States. Notwithstanding the foregoing, payment of principal of and premium, if any, and interest on this Security and payment of any such additional amounts may be made at the Paying Agent in the Borough of Manhattan, The City of New York if (but only if) payment of the full amount of such principal, premium, interest or additional amounts, as the case may be, at all offices outside the United States maintained for the purpose by the Company in accordance with the Indenture is illegal or effectively precluded by exchange controls or other similar restrictions.]

[If Registered Security:

                                  CALFED INC.

              6 1/2% CONVERTIBLE SUBORDINATED DEBENTURE DUE 2001

No. R-                                                                    U.S.$

         CALFED, INC., a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company", which term includes any successor corporation under the Indenture referred to on the
reverse hereof), for value received, hereby promises to pay to                ,
or registered assigns, the principal sum of                   Thousand United
States Dollars on February 20, 2001 and to pay interest thereon, from February 20, 1986 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, annually in arrears on February 20 in each year ("Interest Payment Date"), commencing February 20, 1987, at the rate of 6 1/2% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the February 5 (whether or not a Business Day) next preceding such Interest Payment Date. Except as otherwise provided in the Indenture, any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. Payments of principal of and premium, if any, on this Security shall be made at the option of the Holder (a) at the Corporate Trust Office of the Trustee, or at such other office or agency of the Company as may be designated by it for such purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts of (b) subject to any laws or regulations applicable thereto and to the right of the Company (limited as provided in the Indenture) to terminate the appointment of any such Paying Agent, at the main offices of Manufacturers Hanover Bank/Belgium S.A. in Brussels and Manufacturers Hanover Bank Luxembourg S.A. in Luxembourg or at such other offices or agencies which are both Paying and Transfer Agents as the Company may designate and notify the Holder as provided on the reverse hereof, by United States dollar check drawn on, or by transfer to a United States dollar account maintained by the payee with, a bank in The City of New York. Payment of interest on this Security shall be made by United States dollar check drawn on a bank in The City of New York and mailed to the address of the Person entitled thereto as such address shall appear in the Security Register, or upon application by the Holder hereof to the Security Registrar not later than the Regular Record Date in the year the payment is to be received, by transfer to a United States dollar account maintained by the payee with a bank in The City of New York.]

         The Company will pay to the holder of this Security [If Bearer Security or of any coupon appertaining hereto] who is a United States Alien (as defined below) such additional amounts as may be necessary in order that every net payment of the principal of (and premium, if any) and interest on this Security after deduction or withholding for or on account of any present or future tax, assessment or other governmental charge imposed upon or as a result of such payment by the United States [If Registered Security -- (as defined below)] or any political subdivision or taxing authority thereof or therein, will not be less than the amount provided for in this Security [If Bearer Security - or in such coupon] to be then due and payable; provided, however, that the foregoing obligation to pay additional amounts will not apply to any one or more of the following:

                  (a) any tax, assessment or other governmental charge which would not have been so imposed but for (i) the existence of any present or former connection between such Holder (or between a fiduciary, settlor, beneficiary or member of such Holder, if such Holder is an estate, a trust or a partnership) and the Untied States, including, without limitation, such Holder (or such fiduciary, settlor, beneficiary or member) being or having been a citizen or resident or treated as a resident thereof, or being or having been engaged in trade or business or present therein, or having or having had a permanent establishment therein, or (ii) such Holder's present or former status as a personal holding company, a foreign personal holding company, or a controlled foreign corporation for United States tax purposes or a corporation which accumulates earnings to avoid United States federal income tax;

                  (b) any tax, assessment or other governmental charge which would not have been imposed but for the presentation by the Holder of this Security [If Bearer Security -- or any coupon appertaining hereto] for payment on a date more than 15 days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later;

                  (c) any estate, inheritance, gift, sales, transfer, personal property or any similar tax, assessment or governmental charge;

                  (d) any tax, assessment or other governmental charge which would not have been imposed but for the failure to comply with any certification, identification or other reporting requirements concerning the nationality, residence, identity or connection with the United States of the Holder or beneficial owner of this Security [If Bearer Security -- or any coupon appertaining hereto], if compliance is required by statute or by regulation of the United States Treasury Department as a precondition to exemption from such tax, assessment or other governmental charge;

                  (e) any tax, assessment or other governmental charge which is payable otherwise than by deduction or withholding from payments of principal of (and premium, if any) or interest on this Security; or

                  (f) any tax, assessment or other governmental charge imposed on interest received by a person holding, actually or constructively, 10% or more of the total combined voting power of all classes of stock of the Company entitled to vote;

nor will additional amounts be paid with respect to any payment of principal of (and premium, if any) or interest on this Security to any United States Alien who is a fiduciary or partnership or other than the sole beneficial owner of any such payment to the extent that a beneficiary or settlor with respect to such fiduciary, a member of such a partnership or the beneficial owner would not have been entitled to the additional amounts had such beneficiary, settlor, member or beneficial owner been the Holder of this Security [If Bearer Security -- or any coupon appertaining hereto]. The term "United States Alien" means any person who, for United States federal income tax purposes, is a foreign corporation, a nonresident alien individual, a nonresident alien fiduciary of a foreign estate or trust, or a foreign partnership one or more of the members of which is, for United States federal income tax purposes, a foreign corporation, a nonresident alien individual or a nonresident alien fiduciary of a foreign estate or trust, and the term "United States" means the United States of America, its territories and possessions.

         Notwithstanding the foregoing, if and so long as a certification, identification or other information reporting requirement referred to in the fourth paragraph on the reverse hereof would be fully satisfied by payment of a backup withholding tax or similar charge, the Company may elect, by so stating in the Determination Notice (as defined on the reverse hereof), to have the provisions of this paragraph apply in lieu of the provisions of such paragraph. In such event, the Company will pay as additional amounts such amounts as may be necessary so that every net payment made following the effective date of such requirements outside the United States by the Company or any of its Paying Agents of principal (premium, if any) or interest due in respect of any Bearer Security or any coupon appertaining thereto of which the beneficial owner is a United States Alien (but without any requirement that the nationality, residence or identity of such beneficial owner be disclosed to the Company, any Paying Agent or any governmental authority), after deduction or withholding for or on account of such backup withholding tax or similar charge other than a backup withholding tax or similar charge which is
(i) the result of a certification, identification or information reporting requirement described in the second parenthetical clause of such paragraph, or
(ii) imposed as a result of the fact that the Company or any of its Paying Agents has actual knowledge that the beneficial owner of such Bearer Security or coupon is within the category of persons described in clause (a) of the preceding paragraph, or (iii) imposed as a result of presentation of such Bearer Security or coupon for payment more than 15 days after the date on which such payment becomes due and payable or on which payment thereof is duly provided for, whichever occurs later, will not be less than the amount provided for in such Bearer Security or coupon to be then due and payable.

         Except as specifically provided herein and in the indenture, the Company shall not be required to make any payment with respect to any tax, assessment or other governmental charge imposed by any government or any political subdivision or taxing authority thereof or therein.

         Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

[If Bearer Security:

         Unless the certificate of authentication hereon has been executed by the Trustee by the manual signature of one of its authorized officers, neither this Security, nor any coupon appertaining hereto, shall be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Company has caused this Security to be duly executed under its corporate seal and coupons bearing the facsimile signature of its Treasurer to be annexed hereto.

Dated as of February 20, 1986]

[If Registered Security:

         Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by the manual signature of one of its authorized officers, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Company has caused this Security to be duly executed under its corporate seal.

Dated:               ]

                                  CALFED INC.

                                  By _________________________________
                                           Chairman of the Board

Attest:

-------------------------------
           Secretary


                               [Form of Reverse]

         This Security is one of a duly authorized issue of Securities of the Company designated as its 6 1/2% Convertible Subordinated Debentures Due 2001 (herein called the "Securities"), limited (except as otherwise provided in the Indenture) in aggregate principal amount to U.S.$125,000,000, issued and to be issued under an Indenture, dated as of February 15, 1986 (herein called the "Indenture"), between the Company and Manufacturers Hanover Trust Company, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee, the holders of Senior Indebtedness and the Holders of the Securities and any coupons appertaining thereto and of the terms upon which the Securities are, and are to be, authenticated and delivered. The Securities are issuable as Bearer Securities, with interest coupons attached, in the denomination of U.S.$5,000 and as Registered Securities, without coupons, in denominations of U.S.$5,000 and integral multiples thereof. As provided in the Indenture and subject to certain limitations therein set forth, [If Bearer Security -- Bearer Securities and] Registered Securities are exchangeable for a like aggregate principal amount of Registered Securities of any authorized denominations as requested by the Holder surrendering the same upon surrender of the Security or Securities to be exchanged, [If Bearer Security -- with all unmatured coupons and all matured coupons in default thereto appertaining, except as provided below,] at the office or agency of the Company in the Borough of Manhattan, The City of New York or, subject to any laws or regulations applicable thereto and to the right of the Company to terminate the appointment of any such Transfer Agent, at the main offices of Manufacturers Hanover Bank/Belgium S.A. in Brussels and Manufacturers Hanover Bank Luxembourg S.A. in Luxembourg, or at such other offices or agencies as the Company may designate. [If Bearer Security -- Bearer Securities surrendered in exchange for Registered Securities between a Regular Record Date and the relevant Interest Payment Date will not be required to be surrendered with the coupon relating to such Interest Payment Date.] Registered Securities may not be surrendered in exchange for Bearer Securities.

         The Securities are subject to redemption at the option of the Company
(1) at any time after the expiration of 30 days following the Exchange Date, as a whole or in part, at the following Redemption Prices (expressed as percentages of the principal amount). If redeemed during the 12-month period beginning February 20 of the years indicated.

                   REDEMPTION                         REDEMPTION
YEAR                 PRICE         YEAR                  PRICE
----               ----------      ----               ----------
1986.............     106%         1989.............     103%
1987.............     105%         1990.............     102%
1988.............     104%         1991.............     101%

and thereafter at a Redemption Price equal to 100% of the principal amount, and (2) under the circumstances described in the next two succeeding paragraphs at a Redemption Price equal to 100% of the principal amount, together in the case of any such redemption under clause (1) or (2) of this sentence with accrued interest to the Redemption Date; provided, however, that interest instalments on Bearer Securities whose Stated Maturity is on or prior to such Redemption Date will be payable only upon presentation and surrender of coupons for such interest (at an office or agency outside the United States except as herein provided otherwise), and provided, further, that interest instalments on Registered Securities whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Regular Record Date referred to on the face hereof, all as provided in the Indenture. Notwithstanding the foregoing, the Company may not, prior to February 20, 1993, redeem any Securities pursuant to clause (1) of the next preceding sentence unless the Closing Market Price Per Share (as defined in the Indenture) of the Common Stock on each day on which there was such a price within the 30 days immediately preceding the fifteenth day prior to the initial publication of the notice of such redemption is at least 130% of the Conversion Price is effect at the close of business on such day. Partial redemptions must be in an amount not less than U.S.$1,000,000 principal amount of Securities.

         The Securities may be redeemed, as a whole but not in part, at the option of the Company, upon notice given in the manner provided below, at a redemption price equal to 100% of their principal amount, together with interest accrued to the date fixed for redemption, if, as a result of any amendment to, or change in, the laws or regulations of the United States or any political subdivision or taxing authority thereof or therein affecting taxation, or any amendment to or change in an official interpretation or application of such laws or regulations by a taxing authority, court or administrative agency, which amendment or change is effective on or after February 20, 1986, the Company will become obligated to pay additional amounts, as described in the second paragraph of the face of this Security, on the next succeeding Interest Payment Date; provided, however, that, at the time such notice is given, such obligation to pay such additional amounts remains in effect.

         In addition, if the Company determines, based upon a written opinion of independent counsel, that any payment made outside the United States by the Company or any of its Paying Agents of the full amount of principal (and premium, if any) or interest due with respect to any Bearer Security or coupon would, under any present or future laws or regulations of the United States, be subject to any certification, identification or other information reporting requirement of any kind, the effect of which requirement is the disclosure to the Company, any Paying Agent or any United States governmental authority of the nationality, residence or identity of a beneficial owner of such Bearer Security or coupon who is a United States Alien (other than such a requirement
(a) which would not be applicable to a payment made by the Company or any one of its Paying Agents (i) directly to the beneficial owner or (ii) to any custodian, nominee or other agent of the beneficial owner, or (b) which can be satisfied by the custodian, nominee or other agent certifying that the beneficial owner is a United States Alien, provided that in each case referred to in clauses
(a)(ii) and (b) payment by such custodian, nominee or other agent to such beneficial owner is not otherwise subject to any such requirement), the Company at its election will either (x) redeem the Securities, as a whole but not in part, upon notice given in the manner provided below, at a redemption price equal to 100% of their principal amount, together with interest accrued to the date fixed for redemption, or (y) if and as long as the conditions set forth in the third paragraph of the face of this Security are satisfied, pay the additional amounts specified in such paragraph. The Company will make such determination and election and notify the Trustee thereof as soon as practicable, and the Trustee will promptly give notice of such determination in the manner provided below (the "Determination Notice"), in each case stating the effective date of such certification, identification or information reporting requirement, whether the Company will redeem the Securities or will pay the additional amounts specified is such paragraph and (if applicable) the last date by which the redemption of the Securities must take place. If the Company elects to redeem the Securities, such redemption shall take place on such date, not later than one year after publication of the Determination Notice, as the Company elects by notice to the Trustee at least 75 days before such date, unless shorter notice is acceptable to the Trustee. Notwithstanding the foregoing, the Company will not so redeem the Securities if the Company, based upon an opinion of independent counsel, subsequently determines, not less than 30 days prior to the date fixed for redemption, that subsequent payments would not be subject to any such requirement, in which case the Company will notify the Trustee, which will promptly give notice of that determination in the manner provided below and any earlier redemption notice will thereupon be revoked and of no further effect. If the Company elects as provided in clause (y) above to pay additional amounts, and as long as the Company is obligated to pay such additional amounts, the Company may subsequently redeem the Securities, at any time, as a whole but not in part, upon notice given in the manner provided below, at 100% of these principal amount, together with interest accrued to the date fixed for redemption, but without reduction for applicable United States withholding taxes.

         Subject to and upon compliance with the provisions of the Indenture (unless previously redeemed by the Company and notwithstanding any prior call for redemption at the election of the Company on a Redemption Date on or after February 20, 1993), this Security is subject to redemption on February 20, 1993, at the election of the Holder, exercisable on or before January 20, 1993, but not prior to December 20, 1992, at a Redemption Price equal to 123% of the principal amount to be redeemed, plus accrued interest, to the Redemption Date. For this Security to be redeemed at the election of the Holder hereof, the Company must receive at the office of one of the Paying and Conversion Agents appointed by the Company on or after December 20, 1992 until and including, but not after, the close of business on January 20, 1993, this Security [If Bearer Security -- , together with all coupons maturing after the Redemption Date,] accompanied by written notice to the Company (which shall be substantially in the form of optional redemption notice hereon) that the Holder hereof instructs the Company to redeem this Security [If Registered Security -- , or if less than the entire amount hereof is to be redeemed, the portion hereof to be redeemed]. The Holder of a Registered Security may elect redemption by the Company of such Security in the principal amount of U.S.$5,000 or an integral multiple thereof. The Holder of a Bearer Security may elect redemption by the Company of such Security as a whole but not in part. Such form of notice duly received shall be irrevocable; provided, however, that Holders of Securities who provide such optional notice of redemption shall retain the right to require such Securities to be converted into Common Stock on or prior to February 20, 1993, provided that notice of conversion and the Holder's nontransferable receipt of deposit from the Paying and Conversion Agent representing such Securities are delivered on or prior to the close of business on such conversion date to the Paying and Conversion Agent holding such Securities. In the event such Securities are converted on (but not prior to) February 20, 1993, the Holders of the appurtenant coupons the Stated Maturity of which is February 20, 1993 shall be entitled to receive the interest payable on such Securities on such date. The Company shall give the Holders of the Securities not less than 75 days nor more than 100 days notice prior to February 20, 1993 advising such Holders of the Redemption Date for redemption at the election of Holders.

         Notice of redemption at the option of the Company and of the Redemption Date for redemption at the election of Holders will be given by publication in Authorized Newspapers in The City of New York, in London and, so long as the Securities are listed on the Luxembourg Stock Exchange and such stock exchange shall so require, in Luxembourg, or, if not practicable, in Europe, and by mail to Holders of Registered Securities. In the case of a redemption in whole at the election of the Company, notice will be given not less than 30 days nor more than 60 days prior to the Redemption Date and in the case of partial redemption at the election of the Company,notice will be given twice, the first notice to be given not more than 75 nor less than 60 days prior to the Redemption Date and the second notice at least 20 days thereafter but not less than 30 days prior to the Redemption Date, all as provided in the Indenture.

         In the event of a redemption in part at the option of the Company, the Company shall not be required (i) to register the transfer of or exchange Registered Securities or to exchange Bearer Securities for Registered Securities for a period of 15 days immediately preceding the date notice is given identifying the serial numbers of the Securities called for such redemption; (ii) to register the transfer of or exchange any Registered Security, or portion thereof, called for redemption; or (iii) to exchange any Bearer Security called for redemption, provided, however, that a Bearer Security called for redemption may be exchanged for a Registered Security which is simultaneously surrendered to the Security Registrar or Transfer Agent making such exchange with written instruction for payment consistent with the provisions of the Indenture.

         Subject to an upon compliance with the provisions of the Indenture, the Holder of this Security is entitled, at his option, at any time on or after the opening of business on the Exchange Date and on or before the close of business on February 20, 2001, or in case this Security [If Registered Security -- or a portion hereof] is called for redemption, then in respect of this Security [If Registered Security -- or such portion hereof] until and including, but (unless the Company defaults in making the payment due upon redemption] not after, the close of business on the Redemption Date, to convert this Security [If Registered Security -- (or any portion of the principal amount hereof which is U.S.$5,000 or an integral multiple thereof)], at the principal amount hereof [If Registered Security -- or of such portion], into fully paid and nonassessable shares (calculated as to each conversion to the nearest 1/100 of a share) of Common Stock of the Company at a Conversion Price equal to U.S.$35.25 aggregate principal amount of Securities for each share of Common Stock (or at the current adjusted Conversion Price if an adjustment has been made as provided in the Indenture) by surrender of this Security together with [If Bearer Security -- all unmatured coupons and any matured coupons in default appertaining hereto] [If Registered Security -- (if so required by the Company or the Trustee) instruments of transfer in form satisfactory to the Company and the Security Registrar, duly executed by the registered Holder or by his duly authorized attorney and, in case such surrender shall be made during the period from the close of business on any Regular Record Date next preceding any Interest Payment Date to the opening of business on such

Interest Payment Date (unless this Security or the portion thereof being converted has been called for redemption on a Redemption Date within such period), also accompanied by payment in funds acceptable to the Company of an amount equal to the interest payable on such interest Payment Date on the principal amount of the Security then being converted (or, if such Registered Security was issued in exchange for a Bearer Security after the close of business on such Regular Record Date, by surrender of one or more coupons relating to such Interest Payment Date or by both payment in such funds and surrender of such coupon or coupons, in either case, in an amount equal to the interest payable on such Interest Payment Date on the principal amount of the Security then being converted)] and the conversion notice hereon duly executed
(a) at the Corporate Trust Office of the Trustee, or at such other office or agency of the Company as may be designated by it for such purpose in the Borough of Manhattan, The City of New York, or (b) subject to any laws or regulations applicable thereto and subject to the right of the Company to terminate the appointment of any such Conversion Agent, at the main offices of Manufacturers Hanover Bank/Belgium S.A. in Belgium, Manufacturers Hanover Bank Luxembourg S.A. in Luxembourg and Manufacturers Hanover Trust Company in Frankfurt/Main and London, or at such other offices or agencies as the Company may designate. [If Registered Security -- Subject to the aforesaid requirement for payment and, in the case of a conversion after the Regular Record Date next preceding any Interest Payment Date and on or before such Interest Payment Date, to the right of the Holder of this Security (or any Predecessor Security) of record at such Regular Record Date to receive as instalment of interest (with certain exceptions provided in the Indenture),] [no--No] payment or adjustment is to be made on conversion for interest secured hereon or for dividends on the Common Stock delivered on conversion. No fractions of shares or scrip representing fractions of shares will be issued or delivered on conversion, but instead of any fractional interest the Company shall pay a cash adjustment as provided in the Indenture. The Conversion Price is subject to adjustment as provided in the Indenture. In addition, the Indenture provides that in case of certain consolidations or mergers to which the Company is a party or the transfer of substantially all of the assets of the Company, the Indenture shall be amended, without the consent of any Holders of Securities, so that this Security, if then outstanding, will be convertible thereafter, during the period this Security shall be convertible as specified above, only into the kind and amount of securities, cash and other property receivable upon such consolidation, merger or transfer by a holder of the number of shares of Common Stock into which this Security might have been converted immediately prior to such consolidation, merger or transfer (assuming such holder of Common Stock failed to exercise any rights of election and received per share the kind and amount received per share by the plurality of the non-electing shares) assuming, if such consolidation, merger or transfer is prior to the Exchange Date, that this Security were convertible at the time of such consolidation, merger or transfer at the initial Conversion Price specified above as adjusted from February 20, 1986 to such time pursuant to the Indenture.

         [If Registered Security -- In the event of redemption or conversion of this Security in part only, a new Security or Securities for the unredeemed or unconverted portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.]

         The indebtedness evidenced by this Security and any coupons appertaining hereto is, to the extent provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness, and this Security is issued subject to the provisions of the Indenture with respect thereto. Each Holder of this Security or any coupon appertaining to this Security, by accepting the same, (a) agrees to and shall be bound by such provisions of the Indenture, (b) authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination of this Security as provided in the Indenture and (c) appoints the Trustee his attorney-in-fact for any and all such purposes.

         If an Event of Default shall occur and be continuing, the principal of all the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities and coupons under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding (or such lesser amount as shall have acted at a meeting pursuant to the provisions of the Indenture). The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities and coupons, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and any coupon appertaining hereto and of any Security issued [If Registered Security -- upon registration of transfer hereof or] in exchange herefor or in the lien hereof, whether or not notation of such consent or waiver is made upon this Security or such other Security.

         No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest (including additional amounts, as described on the face hereof) on this Security at the times, places and rate, and in the coin or currency, herein prescribed or to convert this Security as provided in the Indenture.

         Title to Bearer Securities and coupons shall pass by delivery. As provided in the Indenture and subject to certain limitations therein set forth, the transfer of Registered Securities is registrable on the Security Register upon surrender of a Registered Security for registration of transfer at the Corporate Trust Office of Manufacturers Hanover Trust Company, as Security Registrar, in the Borough of Manhattan, The City of New York or, subject to any laws or regulations applicable thereto and to the right of the Company to terminate the appointment of any such Transfer Agent, at the main offices of Manufacturers Hanover Bank/Belgium S.A. in Brussels and Manufacturers Hanover Bank Luxembourg S.A. in Luxembourg, or at such other offices or agencies as the Company may designate, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar or any such Transfer Agent, as the case may be, duly executed by, the Holder thereof or his attorney duly authorized in writing, and thereupon one or more new Registered Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees. No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Company, the Trustee and any agent of the Company or the Trustee may treat the bearer of a Bearer Security and any coupon appertaining thereto and, prior to due presentment for registration of transfer, the Person in whose name a Registered Security is registered as the owner thereof for all purposes, whether or not the Security or coupon be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

         The Indenture, the Securities and any coupons appertaining thereto shall be governed by and construed in accordance with the laws of the State of New York.

         All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

               [FORM OF NOTICE OF REDEMPTION AT HOLDER'S OPTION]

To:  CALFED INC.

         The undersigned Holder of this Security hereby irrevocably instructs the Company to redeem this Security [If Registered Security --, or portion hereof in the principal amount below designated,] in accordance with the terms of the Indenture referred to in this Security [If Registered Security --, and directs that any Registered Securities representing any principal amount hereof which is not to be redeemed in accordance with these instructions be issued and delivered to the registered Holder hereof unless a different name has been indicated below].

Dated: ____________________________
[If Registered Security --                  ___________________________________
Fill in for registration of Registered                   Signature
Securities if to be issued otherwise
than to the registered Holder.             [If Registered Security --
                                           Principal amount to be redeemed (in
___________________________________        an integral multiple of U.S.$5,000,
Name                                       if less than all):
-----------------------------------
Address                                                      $____________]
-----------------------------------
(Please print name and address,
including zip code number)]

         Note: Exercise of the option to elect redemption is irrevocable, except that Holders who provide the foregoing notice retain the right to require the Securities tendered herewith to be converted, provided that notice to such effect and the Holder's nontransferable receipt from a Paying and Conversion Agent representing such Securities are delivered on or prior to February 20, 1993, to the Paying and Conversion Agent holding the tendered Securities to be converted. In the event tendered Securities are converted on (but not prior to) February 20, 1993, the Holder [If Bearer Security-- of the coupon the Stated Maturity of which is such date] will be entitled to receive the interest payable [If Registered Security-- on such Securities] on that date.

         SECTION 203.  Form of Temporary Global Security.

         THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933. NEITHER THIS SECURITY NOR ANY PORTION HEREOF MAY BE OFFERED OR SOLD DIRECTLY OR INDIRECTLY IN THE UNITED STATES OF AMERICA, ITS TERRITORIES OR POSSESSIONS ("UNITED STATES") OR TO NATIONALS OR RESIDENTS THEREOF, TO ANY CORPORATION, PARTNERSHIP OR OTHER ENTITY CREATED OR ORGANIZED IN OR UNDER THE LAWS OF THE UNITED STATES OR ANY POLITICAL SUBDIVISION THEREOF OR TO ANY ESTATE OR TRUST WHICH IS SUBJECT TO UNITED STATES FEDERAL INCOME TAXATION REGARDLESS OF THE SOURCE OF ITS INCOME ("UNITED STATES PERSONS").

                                  CALFED INC.

              6 1/2% CONVERTIBLE SUBORDINATED DEBENTURE DUE 2001

                           TEMPORARY GLOBAL SECURITY

         CALFED INC., a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company", which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to bearer upon presentation and surrender of this Global Security the principal sum of One Hundred Twenty-Five Million United States Dollars on February 20, 2001 and to pay interest thereon, from the date hereof, annually in arrears on February 20 in each year, commencing February 20, 1987, at the rate of 6 1/2% per annum, until principal hereof is paid or made available for payment; provided, however, that interest on this Global Security shall be payable only after the issuance of the definitive Securities for which this Global Security is exchangeable and, in the case of definitive Securities in bearer form, only upon presentation and surrender (at an office or agency outside the United States, except as otherwise provided in the Indenture referred to below) of the interest coupons thereto attached as they severally mature.

         This Global Security is one of a duly authorized issue of Securities of the Company designated as specified in the title hereof, issued and to be issued under the Indenture, dated as of February 15, 1986 (herein called the "Indenture"), between the Company and Manufacturers Hanover Trust Company, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture). It is a temporary security and is exchangeable in whole or from time to time in part without charge upon request of the Holder hereof for definitive Securities in bearer form, with interest coupons attached, or in registered form, without coupons, of authorized denominations,
(a) not earlier than 90 days after the date on which the distribution of the Securities has been completed as Credit Suisse First Boston Limited shall have advised the Trustee in writing and (b) as promptly as practicable following presentation of certification, in the form set forth in the Indenture for such purpose, that the beneficial owner or owners of this Global Security (or, if such exchange is only for a part of this Global Security, of such part) are not United States Persons. Definitive Securities in bearer form to be delivered in exchange for any part of this Global Security shall be delivered only outside the United States. Upon any exchange of a part of this Global Security for definitive Securities, the portion of the principal amount hereof so exchanged shall be endorsed by the Trustee on the Schedule hereto, and the principal amount hereof shall be reduced for all purposes by the amount so exchanged.

         Until exchanged in full for definitive Securities, this Global Security shall in all respects be entitled to the same benefits under, and subject to the same terms and conditions of, the Indenture as definitive Securities authenticated and delivered thereunder, except that neither the Holder hereof nor the beneficial owners of this Global Security shall be entitled to receive payment of interest hereon or to convert this Global Security into Common Stock of the Company or any other security, cash or other property.

         This Global Security shall be governed by and construed in accordance with the laws of the State of New York.

         All terms used in this Global Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

         Unless the certificate of authentication hereon has been executed by the Trustee by the manual signature of one of its authorized officers, this Global Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Company has caused this Global Security to be duly executed under its corporate seal.

Dated as of February 20, 1986

                                      CALFED INC.

                                      By __________________________________
                                               Chairman of the Board

Attest:

-------------------------------------
             Secretary


                             SCHEDULE OF EXCHANGES

                                             REMAINING
                     PRINCIPAL               PRINCIPAL
                       AMOUNT                  AMOUNT           NOTATION MADE
   DATE            EXCHANGED FOR             FOLLOWING         ON BEHALF OF THE
   MADE        DEFINITIVE SECURITIES       SUCH EXCHANGE           TRUSTEE
 --------      ---------------------       -------------       ----------------
 ========      =====================      ================      =============
 ========      =====================      ================      =============
 ========      =====================      ================      =============
 ========      =====================      ================      =============
 ========      =====================      ================      =============
 ========      =====================      ================      =============

         SECTION 204.  Form of Coupon.

                                [FORM OF FACE]

         ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.

                                                                  NO.
                                  CALFED INC.                    U.S.$
                                                                  DUE
              6 1/2% CONVERTIBLE SUBORDINATED DEBENTURE DUE 2001

         Unless the Security to which this coupon appertains shall have been called for previous redemption and payment thereof duly provided for or converted on the date set forth hereon. CALFED INC. (herein called the "Company") will pay to bearer, upon surrender hereof, the amount shown hereon (together with any additional amounts in respect thereof which the Company may be required to pay according to the terms of said Security and the Indenture referred to therein) at the Paying Agents set out on the reverse hereof or at such other places (which, except as otherwise provided in the Security to which this coupon appertains, shall be located outside the United States of America, its territories and possessions) as the Company may determine from time to time, by United States dollar check drawn on a bank in The City of New York, or by transfer to a United States dollar account maintained by the payee with a bank located in a European city, being one year's interest then payable on said Security.

                                          By __________________________________
                                                         Treasurer


                              [Reverse of Coupon]

Manufacturers Hanover                            Manufacturers Hanover Bank
  Bank/Belgium S.A.                                   Luxembourg S.A.
  Rue de Ligne, 13                              39 Boulevard de Prince Henri
   B-1000 Brussels                                      Luxembourg
       Belgium

   Manufacturers Hanover                         Manufacturers Hanover Trust
       Trust Company                                      Company
Boekanheimer Landstrasse 51-53                        7 Princes Street
    6000 Frankfurt/Main                               London EC2P 2LR
 Federal Republic of Germany                              England

                      Manufacturers Hanover Trust Company
                                Storkerasusse 33
                                  6027 Zurich
                                  Switzerland

         SECTION 205.  Form of Trustee's Certificate of Authentication.

         This is one of the Securities referred to in the within-mentioned Indenture.

                                 MANUFACTURERS HANOVER TRUST COMPANY
                                 as Trustee

                                 By __________________________________
                                            Authorized Officer

         SECTION 206.  Forms of Conversion Notice.

                               CONVERSION NOTICE

[If Bearer Security --

         The undersigned Holder of this Security hereby irrevocably exercises the option to convert this Security into shares of Common Stock in accordance with the terms of the Indenture referred to in this Security and directs that such shares be registered in the name of and delivered, together with a check in payment for any fractional share, to the undersigned unless a different name has been indicated below. If shares are to be registered in the name of a Person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.

Dated: ________________________

                                         -------------------------------------
                                                       Signature

If shares are to be registered in                       HOLDER
the name of and delivered to a Person
other than the Holder, please print
such Person's name & address:            Please print name & address of Holder:

-------------------------------------    -------------------------------------

-------------------------------------    -------------------------------------

-------------------------------------    -------------------------------------]


[If Registered Security --

         The undersigned Holder of this Security hereby irrevocably exercises the option to convert this Security, or portion hereof (which is U.S.$5,000 or an integral multiple thereof) below designated, into shares of Common Stock in accordance with the terms of the Indenture referred to in this Security, delivers herewith the amount of interest payable on the next Interest Payment Date if this conversion is made between the Regular Record Date for such Interest Payment Date and such Interest Payment Date, and directs that such shares, together with a check is payment for any fractional share and any Securities representing any unconverted principal amount hereof, be delivered to and be registered in the name of the undersigned unless a different name has been indicated below. If shares or Securities are to be registered in the name of a Person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.

Dated: __________________

                                         -------------------------------------
                                                        Signature

If shares or Securities are to be       If only a portion of the Securities
registered in the name of a Person      is to a converted, please indicate:
other than the Holder, please print
such Person's name & address:             1.     Principal Amount to be
                                                 converted:  U.S.$_____________
____________________________________      2.     Amount and denomination of
____________________________________             Registered Securities
____________________________________             representing unconverted
                                                 principal amount to be issued:
                                                 Amount:  U.S.$________________
                                                 Denominations:  U.S.$_________
                                        (U.S.$5,000 or an integral multiple
                                        thereof)]


                                 ARTICLE THREE

                                THE SECURITIES

         SECTION 301.  Title and Terms.

         The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is limited to U.S.$125,000,000 except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of other Securities pursuant to Section 304, 305, 306, 405, 1108, 1296 or 1802.

         The Securities shall be known and designated as the "6 1/2% Convertible Subordinated Debentures Due 2001" of the Company. Their Stated Maturity shall be February 20, 2001, and they shall bear interest at the rate of 6 1/2% per annum from February 20, 1986 payable annually in arrears on February 20 in each year, commencing February 20, 1987, until the principal thereof is paid or made available for payment.

         The principal of (and premium, if any) and interest on the Securities shall be payable as provided in the forms of Securities set forth in Section 202 (any city in which any Paying Agent is located being herein called a "Place of Payment").

         The Securities shall be redeemable at the option of the Company as provided in Article Eleven.

         The Securities shall be redeemable at the option of the Holders as provided in Article Twelve.

         The Securities shall be convertible as provided in Article Thirteen (any city in which any Conversion Agent is located being herein called a "Place of Conversion").

         The Securities shall be subordinated in right of payment to Senior Indebtedness as provided in Article Fourteen.

         SECTION 302.  Denominations.

         The definitive Securities shall be issuable in bearer form, with interest coupons attached, in the denomination of U.S.$5,000 and in fully registered form, without coupons, in the denominations of U.S.$5,000 and integral multiples thereof.

         SECTION 303.  Execution, Authentication, Delivery and Dating.

         The Securities shall be executed on behalf of the Company by its Chairman of the Board, its President or one of its Vice Presidents, under its corporate seal reproduced thereon attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile. Coupons shall bear the facsimile signature of the Treasurer or any Assistant Treasurer of the Company.

         Securities and coupons bearing the manual or facsimile signature of any Person who was at any time a proper officer of the Company shall bind the Company, notwithstanding that such Person has ceased to hold such office prior to the authentication and delivery of such Securities or did not hold such office at the date of such Securities.

         At any time and from time to time after the execution and delivery of the Indenture, the Company may deliver Securities executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities; and the Trustee in accordance with the Company Order shall authenticate and deliver such Securities as in this Indenture provided and not otherwise.

         Each Bearer Security and the Global Security shall be dated as of the date of this Indenture. Each Registered Security shall be dated the date of its authentication.

         No Security or coupon shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder. Except as permitted by Section 304, 306 or 307, the Trustee shall not authenticate and deliver any Bearer Security unless all appurtenant coupons for interest then matured have been detached and cancelled.

         SECTION 304. Temporary Global Security Exchange of Temporary Global Security for Definitive Securities.

         The Securities shall be issued initially in the form of one temporary Global Security, which temporary Global Security shall be deposited on behalf of the subscribers for the Securities with the London office of The Chase Manhattan Bank (National Association), as common depositary (the "Common Depositary"), for credit to their respective accounts (or to such other accounts as they may direct) at Morgan Guaranty Trust Company of New York, Brussels Office, as operator of the Euro-clear System ("Euro-clear") or CEDEL S.A.

         Without unnecessary delay but in any event not more than 90 days after the date on which the distribution of the Securities has been completed, as Credit Suisse First Boston Limited shall have advised the Trustee in writing, the Company shall deliver to the Trustee definitive Securities in aggregate principal amount equal to the principal amount of the Global Security, executed by the Company. Such definitive Securities shall be in the form of Bearer Securities or Registered Securities, or any combination thereof, as may be specified by the Trustee. On or after the Exchange Date the Global Security shall be surrendered by the Common Depositary to the Trustee, as the Company's agent for such purpose, to be exchanged, in whole or from time to time in part, for definitive Securities without charge and the Trustee shall authenticate and deliver in exchange for the Global Security or the portions thereof to be exchanged, an equal aggregate principal amount of definitive Securities in the form of Bearer Securities or Registered Securities, or any combination thereof, as shall be specified by the beneficial owner thereof, provided, however, that upon such presentation by the Common Depositary, the Global Security is accompanied by a certificate dated the Exchange Date or a subsequent date and signed by Euro-clear as to the portion of the Global Security held for its account then to be exchanged and a certificate dated the Exchange Date or a subsequent date and signed by CEDEL S.A. as to the portion of the Global Security held for its account then to be exchanged, each to the effect hereinafter provided. The Company hereby appoints the main office of the Trustee in London as its agent outside the United States where Bearer Securities may be delivered in exchange for the Global Security or portions thereof. Notwithstanding any other provision hereof or of the Securities, no Bearer Security will be mailed to or otherwise delivered in connection with its original issuance to any location within the United States.

         Each certificate to be provided by Euro-clear and CEDEL S.A. upon exchange of a portion of the Global Security shall be substantially to the following effect or with such changes therein as shall be approved by the Company and Credit Suisse First Boston Limited.

         [Form of certificate to be given by Euro-clear and CEDEL S.A.]

                                  CERTIFICATE

                                  CALFED INC.
              6 1/2% CONVERTIBLE SUBORDINATED DEBENTURES DUE 2001

         This is to certify with respect to U.S.$ principal amount of the above-captioned Securities (i) that we have received from each of the persons appearing in our records as persons entitled to a portion of such principal amount (our "Qualified Account Holders") a certificate with respect to each portion substantially in the form set out below, and (ii) that we are not submitting herewith for exchange any portion of the Global Security representing the above-captioned Securities excepted in such certificates.

         We further certify that as of the date hereof we have not received any notification from any of our Qualified Account Holders to the effect that the statements made by such Qualified Account Holders with respect to any portion of the part submitted herewith for exchange are no longer true and cannot be relied upon as of the date hereof.

Dated:             , 19 *

                                       [MORGAN GUARANTY TRUST COMPANY OF NEW
                                       YORK, BRUSSELS OFFICE, AS OPERATOR OF
                                       THE EURO-CLEAR CLEARANCE SYSTEM]
                                       [CEDEL, S.A.]

                                       By __________________________________

-------------
         * To be dated no earlier than the Exchange Date.

         Each certificate received by Euro-clear and CEDEL S.A. from persons appearing in their records as persons entitled to a portion of the Global Security shall be substantially to the following offset or with such changes therein as shall be approved by the Company and Credit Suisse First Boston Limited.

         [Form of certificate to be given by Qualified Account Holders]

                                  CERTIFICATE

                                  CALFED INC.
              6 1/2% CONVERTIBLE SUBORDINATED DEBENTURES DUE 2001

         This is to certify that as of the date hereof and except as provided in the third paragraph hereof, none of the above-captioned Securities held by you for our account is beneficially owned by nationals or residents of the United States, by any corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof or by any estate or trust which is subject to United States Federal income taxation regardless of the source of its income. As used herein, "United States" means the United States of America, its territories and possessions.

         We undertake to advise you by telex if the above statement as to beneficial ownership is not correct on [Insert a date which is the Exchange Date] as to all of the above-captioned Securities then appearing in your books as being held for our account.

         This certificate excepts and does not relate to U.S.$ principal amount of the above-captioned Securities appearing in your books as being held for our account but which we have sold or as to which we are not yet able to certify and as to which we understand exchange and delivery of definitive Securities cannot be made until we are able so to certify.

         We understand that this certificate is required in connection with certain securities and tax legislation in the United States. If administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate or a copy thereof to any interested party in such proceedings.



                                        -------------------------------------
                                                   Account Holder
Dated
------------
* To be dated on or after the 15th day before the Exchange Date.

Upon any such exchange of a portion of the Global Security for definitive Securities, the Global Security shall be endorsed to reflect the reduction of the principal amount evidenced thereby. Until so exchanged in full, the Global Security shall in all respects be entitled to the same benefits under, and subject to the same terms and conditions of, this Indenture as definitive Securities authenticated and delivered hereunder, except that none of Euro-clear, CEDEL, S.A. or the beneficial owners of the Global Security shall be entitled to receive payment of interest thereon or to convert the Global Security into Common Stock of the Company or any other security, cash or other property.

         SECTION 305.  Registration, Registration of Transfer and Exchange.

         The Company shall come to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency designated pursuant to Section 1002 as a Transfer Agent being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Registered Securities and of transfers of

Registered Securities. The Trustee and each Transfer Agent are hereby appointed "Security Registrars" for the purpose of registering Registered Securities and transfers of Registered Securities as herein provided.

         Upon surrender for registration of transfer of any Registered Security at an office or agency of the Company designated pursuant to Section 1002 for such purpose, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Registered Securities of any authorized denominations and of a like aggregate principal amount.

         At the option of the Holder, Bearer Securities may be exchanged for Registered Securities of any authorized denominations and of a like aggregate principal amount, upon surrender of the Bearer Securities to be exchanged at any such office or agency, with all unmatured coupons and all matured coupons in default thereto appertaining. If the Holder of a Bearer Security is unable to produce any such unmatured coupon or coupons or matured coupon or coupons in default, such exchange may be effected if the Bearer Securities are accompanied by payment in funds acceptable to the Company in an amount equal to the face amount of such missing coupon or coupons or the surrender of such missing coupon or coupons may be waived by the Company and the Trustee, if there be furnished to them such maturity or indemnity as they may require to have each of them and any Paying Agent harmless. If thereafter the Holder of such Security shall surrender to any Paying Agent any such missing coupon in respect of which such a payment shall have been made, such Holder shall be entitled to receive the amount of such payment; provided, however, that, except as otherwise provided in the forms of Security set forth in Section 202, interest represented by coupons shall be payable only upon presentation and surrender of those coupons at an office or agency outside the United States. Notwithstanding the foregoing, in case a Bearer Security is surrendered in exchange for a Registered Security at an office or agency designated pursuant to Section 1002 after the close of business at such office or agency on (i) any Regular Record Date and before the opening of business at such office or agency on the next succeeding Interest Payment Date, or (ii) any Special Record Date and before the opening of business at such office or agency on the related date for payment of Defaulted Interest, such Bearer Security shall be surrendered without the coupon relating to such Interest Payment Date or proposed date of payment, as the case may be.

         At the option of the Holder, Registered Securities may be exchanged for other Registered Securities of any authorized denominations and of a like aggregate principal amount, upon surrender of the Securities to be exchanged at any such office or agency. Whenever any Registered Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Registered Securities which the Holder making the exchange is entitled to receive, Registered Securities may not be surrendered in exchange for Bearer Securities.

         All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

         Every Registered Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

         No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 305, 1108, 1206, 1302 not involving any transfer.

         The Company shall not be required (i) to register the transfer of or exchange Registered Securities or to exchange Bearer Securities for Registered Securities for a period of 15 days immediately preceding the date notice is given identifying the serial numbers of the Securities called for such redemption, or (ii) to register the transfer of or exchange any Registered Security, or portion thereof, called for redemption, or (iii) to exchange any Bearer Security called for redemption, provided, however, that a Bearer Security called for redemption may be exchanged for a Registered Security which is simultaneously surrendered to the Security Registrar or Transfer Agent making such exchange with written instruction for payment consistent with the provisions of this Indenture.

         SECTION 306.  Mutilated, Destroyed, Lost or Stolen Securities and
Coupons.

         If any mutilated Security or a Security with a mutilated coupon appertaining to it is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding, with coupons corresponding to the coupons, if any, appertaining to the surrendered Security.

         If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security or coupon, and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security or coupon has been acquired by a bona fide purchaser, the Company shall execute and upon Company Request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security or in exchange for the Security to which such coupon appertains (with all appurtenant coupons not destroyed, lost or stolen), a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding, with coupons corresponding to the coupons, if any, appertaining to such destroyed, lost or stolen Security or to the Security to which such destroyed, lost or stolen coupon appertains.

         In case any such mutilated, destroyed, lost or stolen Security or coupon has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security or coupon; provided, however, that, except as otherwise provided in the forms of Security set forth in Section 202, the principal of (and premium, if any) and interest on Bearer Securities shall be payable only at an office or agency outside the United States and, in the case of interest (but not in the case of any additional amounts payable as provided in Section 1004), only upon presentation and surrender of the coupons appertaining thereto.

         Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

         Every new Security with its coupons, if any, issued pursuant to this
Section in lieu of any destroyed, lost or stolen Security, or in exchange for a Security to which a destroyed, lost or stolen coupon appertains, shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security and its coupons, if any, or the destroyed, lost or stolen coupon shall be at any time enforceable by anyone, and such new Security and coupons, if any, shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities and coupons duly issued hereunder.

         The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities or coupons.

         SECTION 307.  Payment of Interest; Interest Rights Preserved.

         Interest on any Registered Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest. In case a Bearer Security is surrendered in exchange for a Registered Security at an office or agency of the Company designated pursuant to Section 1002 for the purpose after the close of business (at such office or agency) on any Regular Record Date and before the opening of business (at such office or agency) on the next succeeding Interest Payment Date, such Bearer Security shall be surrendered without the coupon relating to such Interest Payment Date and interest will not be payable on such Interest Payment Date in respect of the Registered Security issued in exchange for such Bearer Security, but will be payable only to the Holder of such coupon when due.

         Any interest on any Registered Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (3) below:

                  (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Registered Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Registered Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less then 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to the mailed, first-class postage prepaid, to each Holder of Registered Securities at the address of such Holder as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Registered Securities (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2). in case a Bearer Security is surrendered in exchange for a Registered Security at an office or agency of the Company designated pursuant to Section 1002 for the purpose after the close of business (at such office or agency) on any Special Record Date and before the opening of business (at such office or agency) on the related proposed date for payment of Defaulted Interest, such Bearer Security shall be surrendered without the coupon relating to such proposed date of payment and Defaulted Interest will not be payable on such proposed date of payment in respect of the Registered Security issued in exchange for such Bearer Security, but will be payable only to the Holder of such coupon.

                  (2) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

         Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest secured and unpaid, and to accrue, which were carried by such other Security.

         In the case of any Registered Security which is converted after any Regular Record Date and on or prior to the next succeeding Interest Payment Date (other than any Registered Security whose Maturity is prior to such Interest Payment Date), interest whose Stated Maturity is on such Interest Payment Date shall be payable on such Interest Payment Date notwithstanding such conversion, and such interest (whether or not punctually paid or duly provided for) shall be paid to the Person in whose name that Registered Security (or one or more Predecessor Securities) is registered at the close of business on such Regular Record Date. Except as otherwise expressly provided in the immediately preceding sentence, in the case of any Security which is converted, interest whose Stated Maturity is after the date of conversion of such Security shall not be payable.

         SECTION 308.  Persons Deemed Owners.

         The Company, the Trustee and any agent of the Company or the Trustee may treat the bearer of any Bearer Security or the Global Security and the bearer of any coupon as the absolute owner of such Security or coupon for the purpose of receiving payment thereof or on account thereof and for all other purposes whatsoever, whether or not such Security or coupon be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary. Prior to due presentment of a Registered Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Section 307) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

         SECTION 209.  Cancellation.

         All Securities and coupons surrendered for payment, redemption, conversion, registration of transfer or exchange shall if surrendered to any Person other than the Trustee, be delivered to the Trustee. All Registered Securities and matured coupons so delivered shall be cancelled promptly by the Trustee. All Bearer Securities and unmatured coupons so delivered shall be held by the Trustee and, upon instruction by a Company Order, shall be cancelled or held for reissuance. Bearer Securities and unmatured coupons held for reissuance may be reissued only in replacement of mutilated, lost, stolen or destroyed Securities or coupons pursuant to Section 306. All Bearer Securities and unmatured coupons held by the Trustee pending such cancellation or reissuance shall be deemed to be delivered for cancellation for all purposes of this Indenture and the Securities. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly cancelled or held for reissuance as hereinabove provided. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities and coupons held by the Trustee shall be destroyed and the Trustee shall furnish to the Company a certificate with respect to such destruction, except that the cancelled Global Security and certificates referred to in Section 304 shall not be destroyed but shall be delivered to the Company.

         SECTION 310.  Computation of Interest.

         Interest on the Securities shall be computed on the basis of a year of twelve 30-day months.

                                 ARTICLE FOUR

                          SATISFACTION AND DISCHARGE

         Section 401.  Satisfaction and Discharge of Indenture.

         This Indenture shall cease to be of further effect (except as to any surviving rights of conversion, registration of transfer or exchange of Securities herein expressly provided for, and any right to receive additional amounts under the second or third paragraph on the face of the forms of Securities set forth in Section 202), and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

         (1) either

                  (A) all Securities theretofore authenticated and delivered and all coupons appertaining thereto (other than (i) coupons appertaining to Bearer Securities surrendered for exchange for Registered Securities and maturing after such exchange, whose surrender is not required or has been waived as provided in Section 305, (ii) Securities and coupons which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306, (iii) coupons appertaining to Securities called for redemption and maturing after the relevant Redemption Date, whose surrender has been waived as provided in Section 1107 or Section 1205, and (iv) Securities and coupons for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; or

                  (B) all such Securities not theretofore delivered to the Trustee for cancellation

                        (i)  have become due and payable or

                       (ii) will become due and payable at their Stated Maturity within one year, or

                      (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company;

         and the Company, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness, on such Securities and coupons not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

                  (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

                  (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

         Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 606 shall survive and, if money shall have been deposited with the Trustee pursuant to Clause (1)(B) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003 shall survive.

         SECTION 402.  Application of Trust Money.

         Subject to the provisions of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Securities, the coupons and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with the Trustee. All moneys deposited with the Trustee pursuant to Section 401 (and held by it or any Paying Agent) for the payment of Securities subsequently converted shall be returned to the Company upon Company Request.

                                 ARTICLE FIVE

                                   REMEDIES

         SECTION 501.  Events of Default.

         "Event of Default", wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be occasioned by the provisions of Article Fourteen or be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (1) default in the payment of any interest upon any Security when it becomes due and payable, and continuance of such default for a period of 30 days; or

                  (2) default in the payment of the principal of (or premium, if any, on) any Security at its Maturity; or

                  (3) default in the performance, or breach of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, or

                  (4) default under any bond, debenture, note or other evidence of indebtedness for money borrowed by the Company or any Principal Subsidiary or under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any indebtedness for money borrowed by the Company or any Principal Subsidiary, whether such indebtedness now exists or shall hereafter be created, which default shall constitute a failure to pay any portion of the principal of such indebtedness when due and payable after the expiration of any applicable grace period with respect thereto or shall have resulted in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable, and the aggregate amount of any and all issues of such indebtedness exceeds U.S.$10,000,000 without such indebtedness having been discharged, or such acceleration having been rescinded or annulled, within a period of 10 days after there shall have been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities a written notice specifying such default and requiring the Company to cause such indebtedness to be discharged or cause such acceleration to be rescinded or annulled and stating that such notice is a "Notice of Default" hereunder; or

                  (5) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company or any Principal Subsidiary in an involuntary case or proceeding under any applicable United States Federal or State bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company or any Principal Subsidiary a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company or any Principal Subsidiary under any applicable United States Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or any Principal Subsidiary or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

                  (6) the commencement by the Company or any Principal Subsidiary of a voluntary case or proceeding under any applicable United States Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by the Company or any Principal Subsidiary to the entry of a decree or order for relief in respect of the Company or any

         Principal Subsidiary in an involuntary case or proceeding under any applicable United States Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against the Company or any Principal Subsidiary, or the filing by the Company or any Principal Subsidiary of a petition or answer or consent seeking reorganization or relief under any applicable United States Federal or State law, or the consent by the Company or any Principal Subsidiary to the filing of such petition or to the appointment of or the taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or any Principal Subsidiary or of any substantial part of its property, or the making by the Company or any Principal Subsidiary of an assignment for the benefit of creditors, or the admission by the Company or any Principal Subsidiary in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company or any Principal Subsidiary in furtherance of any such action.

         SECTION 502.  Acceleration of Maturity; Rescission and Annulment.

         If an Event of Default occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities may declare the principal of all the Securities to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal amount shall become immediately due and payable.

         At any time after such a declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities (or such lesser amount as shall have acted at a meeting pursuant to the provisions of this Indenture, provided that such lesser amount is more than the principal amount, if any, of the Outstanding Securities whose Holders shall have given written notice of such declaration), by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

                  (1) the Company has paid or deposited with the Trustee a sum sufficient to pay

                           (A) all overdue interest on all Securities,

                           (B) the principal of (and premium, if any, on) any
                  Securities which have become due otherwise than by such declaration of acceleration and interest thereon at the rate borne by the Securities,

                           (C) to the extent that payment of such interest is
                  lawful, interest upon overdue interest at the rate borne by the Securities, and

                           (D) all sums paid or advanced by the Trustees
                  hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;

         and

         (2) All Events of Default, other than the non-payment of the principal of Securities which have become due solely by such declaration of acceleration, have been cured or waived as provided in
         Section 513.

No such rescission or annulment shall affect any subsequent default or impair any right consequent thereon.

         SECTION 503. Collection of Indebtedness and Suits for Enforcement by Trustee.

         The Company covenants that if

                  (1) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

                  (2) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof,

the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities and coupons, the whole amount then due and payable on such Securities and coupons for principal (and premium, if any) and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal (and premium, if any) and on any overdue interest, at the rate borne by the Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

         If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may initiate a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon the Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon the Securities, wherever situated.

         If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities and coupons by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

         SECTION 504.  Trustee May File Proofs of Claim.

         In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise.

                  (i) to file and prove a claim for the whole amount of principal (and premium, if any) and interest owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders of Securities and coupons allowed in such judicial proceeding; and

                 (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder of Securities and coupons to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders of Securities and coupons, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and any other amounts due the Trustee under Section 606.

         Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept, or adopt on behalf of any Holder of a Security or coupon, any plan or reorganization, arrangement, adjustment or composition affecting the Securities or the coupons or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder of a Security or coupon in any such proceeding.

         Section 505. Trustee May Enforce Claims Without Possession of Securities or Coupons.

         All rights of action and claims under this Indenture or the Securities or coupons may be prosecuted and enforced by the Trustee without the possession of any of the Securities or coupons or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holder of the Securities and coupons in respect of which such judgment has been recovered.

         SECTION 506.  Application of Money Collected.

         Subject to Article Fourteen, any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Securities or coupons, or both, as the case may be, and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid;

                  FIRST:  To the payment of all amounts due the Trustee under
         Section 606;

                  SECOND: To the payment of the amounts then due and unpaid for principal of (and premium, if any) and interest on the Securities and coupons in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities and coupons for principal (and premium, if any) and interest, respectively; and

                  THIRD: The balance, if any, to the Person or Persons entitled thereto.

         SECTION 507.  Limitation on Suits.

         No Holder of any Security or coupon shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

                  (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

                  (2) the Holders of not less than 25% in principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                  (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

                  (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

                  (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities (or such lesser amount as shall have acted at a meeting pursuant to the provisions of this Indenture, provided that such lesser amount is more than the principal amount of the Outstanding Securities whose Holders shall have made such written request);

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or seek to obtain priority or preference over any others of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

         SECTION 508. Unconditional Right of Holders to Receive Principal, Premium and Interest and to Convert.

         Notwithstanding any other provision in this Indenture, the Holder of any Security or coupon shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Section 307) interest on such Security or payment of such coupon on the respective Stated Maturities expressed in such Security or coupon (or, in the case of redemption at the option of the Company or the Holder, on the Redemption Date) and to convert such Security in accordance with Article Thirteen, and to institute suit for the enforcement of any such payment and right to convert, and such rights shall not be impaired without the consent of such Holder.

         SECTION 509.  Restoration of Rights and Remedies.

         If the Trustee or any Holder of a Security or coupon has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holder of Securities and coupons shall be rendered severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

         SECTION 510.  Rights and Remedies Cumulative.

         Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities or coupons in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders of Securities or coupons is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

         SECTION 511.  Delay or Omission Not Waiver.

         No delay or omission of the Trustee or of any Holder of a Security or coupon to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or as acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders of Securities or coupons may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders of Securities or coupons, as the case may be.

         SECTION 512.  Control by Holders of Securities.

         The Holders of a majority in principal amount of the Outstanding Securities (or such lesser amount as shall have acted at a meeting pursuant to the provisions of this Indenture) shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, provided that

                  (1) such direction shall not be in conflict with any rule of law or with this Indenture, including, but not limited to Sections 507 and 602(e) hereof, and

                  (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

         SECTION 513.  Waiver of Past Defaults.

         The Holders of not less than a majority in principal amount of the Outstanding Securities (or such lesser amount as shall have acted at a meeting pursuant to the provisions of this Indenture) may on behalf of the Holder of all the Securities and coupons waive any past default hereunder and its consequences, except a default

                  (1) in the payment of the principal of (or premium, if any) or interest on any Security, or

                  (2) in respect of a covenant or provision hereof which under Article Eight cannot be modified or amended without the consent of the Holder of each Outstanding Security affected.

         Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

         SECTION 514.  Undertaking for Costs.

         All parties to this Indenture agree, and each Holder of any Security or coupon by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Company, to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities, or to any suit instituted by any Holder of any Security or coupon for the enforcement of the payment of the principal of (or premium, if any) or interest on any Security or the payment of any coupon on or after the respective Stated Maturities expressed in such Security or coupon (or, in the case of redemption at the option of the Company or the Holder, on or after the Redemption Date) or for the enforcement of the right to convert any Security in accordance with Article Thirteen.

         SECTION 515.  Waiver of Stay or Extension Laws.

         The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                  ARTICLE SIX

                                  THE TRUSTEE

         SECTION 601.  Certain Duties and Responsibilities.

         (a)  Except during the continuance of an Event of Default,

                  (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                  (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

         (b) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

         (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, it own negligent failure to act, or its own wilful misconduct, except that

                  (1) this Subsection shall not be construed to limit the effect of Subsection (a) of this Section;

                  (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                  (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Securities (or such lesser amount as shall have acted at a meeting pursuant to the provisions of this Indenture) relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture; and

                  (4) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

         (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

         SECTION 602.  Certain Rights of Trustee.

         Subject to the provisions of Section 601:

                  (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

                  (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

                  (d) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                  (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders of Securities or coupons pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                  (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney; and

                  (g) the Trustee may execute any of the trusts or powers hereunder or perform duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

         SECTION 603.  Not Responsible for Recitals or Issuance of Securities.

         The recitals contained herein and in the Securities (except the Trustee's certificates of authentication) and in the coupons shall be taken at the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities or coupons. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

         SECTION 604. May Hold Securities, Act as Trustee Under Other
Indentures.

         The Trustee, any Paying Agent, any Transfer Agent, any Conversion Agent, any Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner pledgee of Securities and coupons and may otherwise deal with the Company with the same rights it would have if it were not Trustee, Paying Agent, Transfer Agent, Conversion Agent, Security Registrar or such other agent.

         The Trustee may become and act as trustee under other indentures under which other securities, or certificates of interest or participation in other securities, of the Company are outstanding in the same manner as if it were not Trustee.

         SECTION 605.  Money Held in Trust.

         Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on money received by it hereunder except as otherwise agreed with the Company.

         SECTION 606.  Compensation and Reimbursement.

         The Company agrees

                  (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust):

                  (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

                  (3) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

         As security for the performance of the obligations of the Company under this Section, the Trustee shall have a claim prior to the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust (whether or not segregated) for the payment of principal of (and premium, if any) or interest on Securities.

         SECTION 607.  Corporate Trustee Required:  Eligibility.

         There shall at all times be a Trustee hereunder which shall be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least U.S.$50,000,000, subject to supervision or examination by Federal or State authority and having its Corporate Trust Office in the Borough of Manhattan, The City of New York. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

         SECTION 608.  Resignation and Removal; Appointment of Successor.

         (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 609.

         (b) The Trustee may resign at any time by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 609 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

         (c) The Trustee may be removed at any time by Act of the Holders of a majority in principal amount of the Outstanding Securities (or such lesser amount as shall have acted at a meeting pursuant to the provisions of this Indenture), delivered to the Trustee and the Company.

         (d)  If at any time:

                  (1) the trustee shall cease to be eligible under Section 607 and shall fail to resign after written request therefor by the Company or by any Holder of a Security who has been a bona fide Holder of a Security for at least six months, or

                  (2) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee, or (ii) subject to Section 514, any Holder of a Security who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

         (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee and shall comply with the applicable requirements of Section 609. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities (or such lesser amount as shall have acted at a meeting pursuant to the provisions of this Indenture) delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 609, become the successor Trustee and supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders of Securities and accepted appointment in the manner required by Section 609, any Holder of a Security who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

         (f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee to the Holders of Securities in the manner provided in Section 105. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

         SECTION 609.  Acceptance of Appointment by Successor.

         Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder. Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

         No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be eligible under this Article.

         SECTION 610. Merger, Conversion, Consolidation or Succession to
Business.

         Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

                                 ARTICLE SEVEN

             CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

         SECTION 701.  Company May Consolidate, Etc. Only on Certain Terms.

         The Company shall not consolidate with or merge into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, unless:

                  (1) the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company substantially as an entirety shall be a corporation, organized and validly existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of (and premium, if any) and interest (including all additional amounts payable pursuant to Section 1004), on all the Securities and the performance of every covenant of this Indenture on the part of the Company to be performed or observed and shall have provided for conversion rights in accordance with Section 1311;

                  (2) immediately after giving effect to such transaction, no Event of Default and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing; and

                  (3) the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

         SECTION 702.  Successor Substituted.

         Upon any consolidation of the Company with, or merger of the Company into, any other Person or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety in accordance with
Section 701, the successor corporation formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor corporation had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor corporation had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor corporation shall be relieved of all obligations and covenants under this Indenture and the Securities and coupons.

                                 ARTICLE EIGHT

                            SUPPLEMENTAL INDENTURES

         SECTION 801.  Supplemental Indentures With Consent of Holders.

         Without the consent of any Holders of Securities or coupons, the Company, when authorized by a Board Resolution, and the Trustee at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, or for any of the following purposes:

                  (1) to evidence the succession of another corporation to the Company and the assumption by any such successor of the covenants of the Company herein in the Securities and in the coupons; or

                  (2) to add to the covenants of the Company for the benefit of the Holders of Securities or coupons, or to surrender any right or power herein conferred upon the Company; or

                  (3)  to secure the Securities pursuant to the requirements of
         Section 1008 or otherwise; or

                  (4) to permit Registered Securities to be exchanged for Bearer Securities or to relax or eliminate the restrictions on payment of principal of (and premium, if any) or interest on Bearer Securities in the United States; or

                  (5) to make provision with respect to the conversion rights of Holders of Securities pursuant to Section 1311; or

                  (6) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, provided such action pursuant to this clause (6) shall not adversely affect the interests of the Holders of Securities or coupons in any material respect.

         SECTION 802. Supplemental Indenture with Consent of Holders of Securities.

         With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities (or such lesser amount as shall have acted at a meeting pursuant to the provisions of this Indenture), by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of the Securities or coupons under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security or coupon affected thereby.

                  (1) change the Stated Maturity of the principal of, or any instalment of interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or change the obligation of the Company to pay additional amounts pursuant to Section 1004 (except as contemplated by Section 701(l) and permitted by Section 801(l)), or change the coin or currency in which any Security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption at the option of the Company or the Holders, on or after the Redemption Date), or adversely affect the right to convert any Securities as provided in Article Thirteen or modify the provisions of this Indenture with respect to the subordination of the Securities in a manner adverse to the Holders, or

                  (2) reduce the requirements of Section 904 for quorum or voting, or reduce the percentage in principal amount of the Outstanding Securities the consent of whose Holders is required for any supplemental indenture or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

                  (3) change the obligation of the Company to maintain an office or agency in the Borough of Manhattan, The City of New York, and in a European city pursuant to Section 1002, or

                  (4) modify any of the provisions of this Section, Section 513 or Section 1011, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby.

         It shall not be necessary for any Act of Holders of Securities under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

         SECTION 803.  Execution of Supplemental Indentures.

         In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modification thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

         SECTION 804.  Effect of Supplemental Indenture.

         Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder and of any coupons appertaining thereto shall be bound thereby.

         SECTION 805.  Reference in Securities to Supplemental Indentures.

         Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Company and the Trustee, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities.

         SECTION 806.  Notice of Supplemental Indentures.

         Promptly after the execution by the Company and the Trustee of any supplemental indenture pursuant to the provisions of Section 802, the Company shall give notice, setting forth in general terms the substance of such supplemental indenture, in the manner provided in Section 106. Any failure of the Company to give such notice, or any defect therein, shall not in any way impair or affect the validity of any such supplemental indenture.

                                 ARTICLE NINE

                       MEETINGS OF HOLDERS OF SECURITIES

         SECTION 901.  Purposes for Which Meetings May Be Called.

         A meeting of Holders of Securities may be called at any time and from time to time pursuant to this Article to make, give or take any request, demand, authorization, direction, notice, consent, election, waiver or other action provided by this Indenture to be made, given or taken by Holders of Securities.

         SECTION 902.  Call, Notice and Place of Meetings.

         (a) The Trustee may at any time call a meeting of Holders of Securities for any purpose specified in Section 901, to be held at such time and at such place in the Borough of Manhattan, The City of New York, or in London as the Trustee shall determine. Notice of every meeting of Holders of Securities, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided in Section 105, not less than 21 nor more than 180 days prior to the date fixed for the meeting.

         (b) In case at any time the Company, pursuant to a Board Resolution, or the Holders of at least 10% in principal amount of the Outstanding Securities shall have requested the Trustee to call a meeting of the Holders of Securities for any purpose specified in Section 901, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have made the first publication of the notice of such meeting within 21 days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Company or the Holders of Securities in the amount above specified, as the case may be, may determine the time and the place in the Borough of Manhattan, The City of New York, or in London for such meeting and may call such meeting for such purposes by giving notice thereof as provided in subsection (a) of this Section.

         SECTION 903.  Persons Entitled to Vote at Meetings.

         To be entitled to vote at any meeting of Holders of Securities, a Person shall be (1) a Holder of one or more Outstanding Securities, or (2) a Person appointed by an instrument in writing as proxy for a Holder or Holders of one or more Outstanding Securities by such Holder or Holders. The only Persons who shall be entitled to be present or to speak at any meeting of Holders shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

         SECTION 904.  Quorum; Action.

         The Persons entitled to vote a majority in principal amount of the Outstanding Securities shall constitute a quorum. In the absence of a quorum within 30 minutes of the time appointed for any such meeting, the meeting shall, if convened at the request of Holders of Securities, be dissolved. In any other case the meeting may be adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such adjourned meeting. Notice of the reconvening of any adjourned meeting shall be given as provided in Section 902(a), except that such notice need be given only once not less than five days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of an adjourned meeting shall state expressly the percentage of the principal amount of the Outstanding Securities which shall constitute a quorum.

         Subject to the foregoing, at the reconvening of any meeting adjourned for a lack of a quorum the Persons entitled to vote 25% in principal amount of the Outstanding Securities at the time shall constitute a quorum for the taking of any action set forth in the notice of the original meeting.

         At a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid, any resolution and all matters (except as limited by the proviso to Section 802) shall be effectively passed and decided if passed or decided by the Persons entitled to vote 66 2/3% in principal amount of Outstanding Securities represented and voting at such meeting.

         Any resolution passed or decision taken at any meeting of Holders of Securities duly held in accordance with this Section shall be binding on all the Holders of Securities and coupons, whether or not present or represented at the meeting.

         SECTION 905. Determination of Voting Rights; Conduct and Adjournment of Meetings.

         (a) Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders of Securities in regard to proof of the holding of Securities and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations, the holding of Securities shall be proved in the manner specified 103 and the appointment of any proxy shall be proved in the manner specified in Section 103 or by having the signature of the person executing the proxy witnessed or guaranteed by any trust company, bank or banker authorized by Section 103 to certify to the holding of Bearer Securities. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in Section 103 or other proof.

         (b) The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Holders of Securities as provided in Section 902(b), in which case the Company or the Holders of Securities calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Persons entitled to vote a majority in principal amount of the Outstanding Securities represented at the meeting.

         (c) At any meeting each Holder of a Security or proxy shall be entitled to one vote for each U.S.$5,000 principal amount of Securities held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote, except as a Holder of a Security or proxy.

         (d) Any meeting of Holders of Securities duly called pursuant to
Section 902 at which a quorum is present may be adjourned from time to time by Persons entitled to vote a majority in principal amount of the Outstanding Securities represented at the meeting, and the meeting may be held as so adjourned without further notice.

         SECTION 906.  Counting Votes and Recording Action of Meetings.

         The vote upon any resolution submitted to any meeting of Holders of Securities shall be by written ballots on which shall be subscribed the signatures of the Holders of Securities or of their representatives by proxy and the principal amounts and serial numbers of the Outstanding Securities held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record, at least in duplicate, of the proceedings of each meeting of Holders of Securities shall be prepared by the secretary of the meetings and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was given as provided in
Section 902 and, if applicable, Section 904. Each copy shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one such copy shall be delivered to the Company and another to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

                                  ARTICLE TEN

                                   COVENANTS

         SECTION 1001.  Payment of Principal, Premium and Interest.

         The Company will duly and punctually pay the principal of (and premium, if any) and interest on the Securities in accordance with the terms of the Securities, the coupons appertaining thereto and this Indenture. The interest due on the Bearer Securities on or before Maturity, other than additional amounts payable as provided in Section 1004 in respect of principal of (or premium, if any, on) such a Security, shall be payable only upon presentation and surrender of the several coupons for such interest instalments as are evidenced thereby as they severally mature.

         SECTION 1002.  Maintenance of Offices or Agencies.

         The Company hereby appoints (1) the Corporate Trust Office of the Trustee as its agent in the Borough of Manhattan, The City of New York, where Registered Securities may be presented or surrendered for payment, where Bearer Securities and coupons may be presented or surrendered for payment in the circumstances described below (and not otherwise), where Securities may be surrendered for registration of transfer or exchange, where Securities may be surrendered for conversion and where notices and demands to or upon the Company in respect of the Securities and coupons and this Indenture may be served and (2) the main office of the Trustee in London as its agent outside of the United States where, subject to any applicable laws or regulations, Bearer Securities and coupons may be presented and surrendered for payment.
As provided in the forms of Security set forth in Section 202, payment of principal of and premium, if any, and interest on Bearer Securities and payment of any additional amounts payable on Bearer Securities pursuant to
Section 1004 may be made at the Paying Agent in the

Borough of Manhattan, The City of New York, if (but only if) payment of the full amount of such principal, premium, interest or additional amounts, as the case may be, at offices outside the United States maintained for the purpose by the Company in accordance with this Indenture is illegal or effectively precluded by exchange controls or other similar restrictions.

         In addition, the Company hereby appoints (1) the main offices of Manufacturers Hanover Bank/Belgium S.A. in Brussels, Manufacturers Hanover
Bank Luxembourg S.A. in Luxembourg and Manufacturers Hanover Trust Company in Frankfurt/Main, London and Zurich as additional Paying Agents for the payment of principal of (and premium, if any) and interest on the Securities, (2) the main offices of Manufacturers Hanover Bank/Belgium S.A. in Brussels, Manufacturers Hanover Bank Luxembourg S.A. in Luxembourg and Manufacturers Hanover Trust Company in Frankfurt/Main and London as additional Conversion Agents for the conversion of the Securities in accordance with Article Thirteen, and (3) the main offices of Manufacturers Hanover Bank/Belgium S.A. in Brussels and Manufacturers Hanover Bank Luxembourg S.A. in Luxembourg as additional Transfer Agents where Securities may be surrendered for registration of transfer or exchange.

         The Company may at any time and from time to time vary or terminate the appointment of any such agent or appoint any additional agents for any or all of such purposes; provided, however, that until the Securities have been delivered to the Trustee for cancellation, or moneys sufficient to pay the principal of and premium, if any, and interest on the Securities have been made available for payment and either paid or returned to the Company pursuant to the provisions of Section 1003, the Company will maintain (1) in the Borough of Manhattan, The City of New York, an office or agency where Registered Securities may be presented or surrendered for payment, where Bearer
Securities and coupons may be presented or surrendered for payment in the circumstances described in the last sentence of the first paragraph of this Section (and not otherwise), where Securities may be surrendered for registration of transfer or exchange, where Securities may be surrendered for conversion and where notices and demands to or upon the Company in respect of the Securities and coupons and this Indenture may be served and (3) subject to any laws or regulations applicable thereto, in a European city an office or agency where Bearer Securities and coupons may be presented or surrendered for payment and where Securities may be presented for registration of transfer or exchange and surrendered for conversion; and provided, further, that so long as the Securities are listed on the Luxembourg Stock Exchange and such stock exchange shall so require, the Company will maintain a Paying Agent and Conversion Agent in Luxembourg. The Company will give prompt written notice to the Trustee and the Holders of the appointment or termination of any such agent and of the location and any change in the location of any such office or agency.

         If at any time the Company shall fail to maintain any such required office or agency in the Borough of Manhattan, The City of New York, or in a European city, or shall fail to furnish the Trustee with the address thereof, presentations and surrenders may be made (subject to the limitations described in the preceding paragraph) at and notices and demands may be served on and Securities may be surrendered for conversion to the Corporate Trust Office of the Trustee, and Securities and coupons may be presented and surrendered for payment to the Trustee at its main office in London, and the Company hereby appoints the same as its agent to receive such presentations, surrenders, notices and demands.

         SECTION 1003.  Money For Security Payments to Be Held in Trust.

         If the Company shall act as a Paying Agent, it will, on or before each due date of the principal of (and premium, if any) or interest on any of the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and the Company will promptly notify the Trustee of its action or failure so to act.

         Whenever the Company shall have one or more Paying Agents, it will, prior to each due date of the principal of (and premium, if any) or interest on any Securities, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premiums or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

         The Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

                  (1) hold all sums held by it for the payment of the principal of (and premium, if any) or interest on Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

                  (2) give the Trustee notice of any default by the Company (or any other obligor upon the Securities) in the making of any payment of principal (and premium, if any) or interest; and

                  (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

         The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

         Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest on any Security and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust, and the Holder of such Security or any coupon appertaining thereto shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cause; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause notice to be given as provided in Section 105, except that such notice need be given only once, that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the latest date of such notice, any unclaimed balance of such money then remaining will be repaid to the Company.

         SECTION 1004.  Additional Amounts.

         The Company will pay to the Holder of any Security or any coupon appertaining thereto additional amounts as provided in the second paragraph on the face of the forms of Securities set forth in Section 202 and any additional amounts which may become payable as provided in the third paragraph on the face of the forms of Securities set forth in Section 202. Whenever in this Indenture there is mentioned, in any context, the payment of the principal of (or premium, if any) or interest on, or in respect of, any Security or any coupon, such mention shall be deemed to include mention of the payment of additional amounts provided for in this Section to the extent that, in such context, additional amounts are, were or would be payable in respect thereof pursuant to the provisions of this Section and express mention of the payment of additional amounts (if applicable) in any provisions hereof shall not be construed as excluding additional amounts in those provisions hereof where such express mention is not made.

         At least 10 days prior to February 20, 1987 (and at least 10 days prior to each date of payment of principal (and premium, if any) or interest after February 20, 1987 if there has been any change with respect to the matters set forth in the below-mentioned Officers' Certificate) the Company will furnish the Trustee and the Company's Paying Agent in the Borough of Manhattan, The City of New York, if other than the Trustee, with an Officers' Certificate instructing the Trustee and such Paying Agent whether such payment of principal of (and premium, if any) or interest on the Securities shall be made to Holders of Securities or coupons who are United States Aliens without withholding for or on account of any tax, assessment or other governmental charge described in the second paragraph on the face of the forms of Securities set forth in Section 202. If any such withholding shall be required, then such Officers' Certificate shall specify by country the amount, if any, required to be withheld on such payments to such Holders of Securities or coupons and the Company will pay to the Trustee or such Paying Agent the additional amounts required by this Section to be paid in the event of any such withholding. The Company covenants to indemnify the Trustee and any Paying Agent for, and to hold them harmless against, any loss, liability or expense reasonably incurred without negligence or bad faith on their part arising out of or in connection with actions taken or omitted by any of them in reliance on any Officers' Certificate furnished pursuant to this Section.

         SECTION 1005.  Corporate Existence.

         Subject to Article Seven, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights (charter and statutory) and franchises; provided, however, that the Company shall not be required to preserve any such right or franchise if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holders.

         SECTION 1006.  Maintenance of Properties.


         The Company will cause all properties used or useful in the conduct of its business or the business of any Subsidiary to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section shall prevent the Company from discontinuing the operation or maintenance of any of such properties if such discontinuance is, in the judgment of the Company, desirable in the conduct of its business or the business of any Subsidiary and not disadvantageous in any material respect to the Holders.

         SECTION 1007.  Payment of Taxes and Other Claims.

         The Company will pay or discharge or cause to be paid or discharged before the same shall become delinquent, (1) all taxes, assessments and governmental charges levied or imposed upon the Company or any Subsidiary or upon the income, profits or property of the Company or any Subsidiary, and (2) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon the property of the Company or any Subsidiary; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

         SECTION 1008. Limitation on Debt Secured by Stock of California
Federal.

         The Company will not agree to secure any indebtedness for borrowed money (or any guarantee or indemnity in respect thereof) by any mortgage, lien, pledge or other security interest upon, or with respect to, any of the capital stock of California Federal, unless the Company shall, simultaneously therewith or prior thereto, take any and all action necessary effectively to secure the Securities equally and ratably with (or prior to), or by security not materially less beneficial than that securing, such other indebtedness, guarantee or indemnity.

         SECTION 1009. Limitation on Disposition of Stock of California
Federal.

         Except in a transaction under Section 701, the Company (which term shall include any successor by merger, assumption or otherwise) will own directly or indirectly more than 80% of the outstanding shares of capital stock having voting power for the election of directors (except for directors' qualifying shares) of California Federal.

         SECTION 1010.  Statement by Officers as to Default.

         The Company will deliver to the Trustee, within 120 days after the end of each fiscal year (which on the date hereof end on December 31) of the Company ending after the date hereof, an Officers' Certificate, stating whether or not to the best knowledge of the signers thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture, and if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

         SECTION 1011.  Waiver of Certain Covenants.

         The Company may omit in any particular instance to comply with any term, provision or condition set forth in Sections 1006 to 1009, inclusive, if before the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Securities (or such lesser amount as shall have acted at a meeting pursuant to the provisions of this Indenture) shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

                                ARTICLE ELEVEN

                 REDEMPTION OF SECURITIES AT OPTION OF COMPANY

         SECTION 1101.  Right of Redemption.

         The Securities may be redeemed subject to the conditions, at the times and at the Redemption Prices specified in the forms of Securities set forth in
Section 202, together with accrued interest to the Redemption Date; provided, however, that until the expiration of the thirtieth day after the Exchange Date, the Company may not redeem the Securities other than under the circumstances described in the third paragraph on the reverse side of such forms (involving United States taxes) or in the fourth paragraph on the reverse side of such forms (involving certification requirements).

         SECTION 1102.  Applicability of Article.

         Redemption of Securities at the election of the Company, as permitted or required by any provision of the Securities or this Indenture, shall be made in accordance with such provision and this Article.

         SECTION 1103.  Election to Redeem; Notice to Trustee.

         The election of the Company to redeem any Securities shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company of all of the Securities, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date. In case of any redemption at the election of the Company of less than all the Securities, the Company shall, at least 75 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities to be redeemed. If the Securities are to be redeemed pursuant to an election of the Company which is subject to a condition specified in the forms of Securities set forth in Section 202, the Company shall furnish the Trustee with an Officers' Certificate stating that the Company is entitled to effect such redemption and setting forth a statement of facts demonstrating the same.

         SECTION 1104.  Selection by Trustee of Securities to Be Redeemed.

         If less than all the Securities are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities not previously called for redemption, by such method as the Trustee shall deem fair and equitable and which may provide for the selection for redemption of portions (equal to U.S.$5,000 or any integral multiple thereof) of the principal amount of Registered Securities of a denomination larger than U.S.$5,000. Partial redemptions must be in an amount not less than U.S.$1,000,000 principal amount of Securities.

         If any Registered Security selected for partial redemption is converted in part before termination of the conversion right with respect to the portion of the Security so selected, the converted portion of such Security shall be deemed (so far as may be) to be the portion selected for redemption. Securities which have been converted during a selection of Securities to be redeemed may be treated by the Trustee as Outstanding for the purpose of such selection.

         The Trustee shall promptly notify the Company and each Security Registrar in writing of the Securities selected for redemption and, in the case of any Registered Securities selected for partial redemption, the principal amount thereof to be redeemed.

         For all purposes of this Indenture, unless the context otherwise requires all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

         SECTION 1105.  Notice of Redemption.

         Notice of redemption shall be given in the manner provided in Section 105 to the Holders of Securities to be redeemed. If all of the Outstanding Securities are to be redeemed, notice shall be given not less than 30 nor more than 60 days prior to the Redemption Date. If less than all the Outstanding Securities are to be redeemed, notice shall be given twice, the first such notice to be given not more than 75 nor less than 60 days prior to the Redemption Date and the second notice to be given at least 20 days after the first such notice but not less than 30 days prior to the Redemption Date.

         All notices of redemption shall state:

         (1) the Redemption Date,

         (2) the Redemption Price,

         (3) if less than all the Outstanding Securities are to be redeemed, the aggregate principal amount of Securities to be redeemed and the aggregate principal amount of Securities which will be Outstanding after such partial redemption,

         (4) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed, and that interest thereon shall cease to accrue on and after said date,

         (5) the Conversion Price, the date on which the right to convert the principal of the Securities to be redeemed will terminate and the place or places where such Securities may be surrendered for conversion, and

         (6) the place or places where such Securities, together in the case of Bearer Securities with all coupons appertaining thereto, if any, maturing after the Redemption Date, are to be surrendered for payment of the Redemption Price.

         In case of a partial redemption, the first notice given shall specify the last date on which exchanges or transfers of Securities may be made pursuant to Section 305, and the second notice shall specify the serial numbers of the Bearer Securities called for redemption and, in the case of Registered Securities, the serial numbers and the portions thereof called for redemption.

         Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name of and at the expense of the Company.

         SECTION 1006.  Deposit of Redemption Price.

         Prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, aggregate and hold in trust as provided in Section 1003) an amount of money sufficient to pay the Redemption Price of, and

(except if the Redemption Date shall be an Interest Payment Date) accrued interest on all the Securities which are to be redeemed on that date other than any Securities called for redemption on that date which have been converted prior to the date of such deposit.

         If any Security called for redemption is converted, any money deposited with the Trustee or with any Paying Agent or so segregated and held in trust for the redemption of such Security shall (subject to any right of the Holder of such Security or any Predecessor Security to receive interest as provided in the last paragraph of Section 307) be paid to the Company upon Company Request or, if then held by the Company, shall be discharged from such trust.

         SECTION 1107.  Securities Payable on Redemption Date.

         Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cause to bear interest and the coupons for such interest appertaining to Bearer Securities shall, except to the extent provided below, be void. Upon surrender of any such Security for redemption in accordance with said notice, together with all coupons, if any, appertaining thereto maturing after the Redemption Date, such Security shall be paid by the Company at the Redemption Price together with accrued interest to the Redemption Date, provided, however, that instalments of interest on Bearer Securities whose State Maturity is on or prior to the Redemption Date shall be payable only upon presentation and surrender of coupons for such interest (at an office or agency outside the United States except, as otherwise provided in the forms of Security set forth in Section 202); and provided, further, that instalments of interest on Registered Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Date according to their terms and the provisions of Section 307.

         If any Security called for redemption shall not be paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

         If any Bearer Security surrendered for redemption shall not be accompanied by all appurtenant coupons maturing after the Redemption Date, such Security may be paid after deducting from the Redemption Price as amount equal to the face amount of all such missing coupons or the surrender of such missing coupon or coupons may be waived by the Company and the Trustee, if there be furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Security shall surrender to any Paying Agent any such missing coupon in respect of which a deduction shall have been made from the Redemption Price, such Holder shall be entitled to receive the amount so deducted, provided, however, that interest represented by coupons shall be payable only upon presentation and surrender of these coupons at an office or agency located outside of the United States (except, as otherwise provided in the forms of Security set forth in Section 202).

         SECTION 1108.  Securities Redeemed in Part.

         Any Registered Security which is to be redeemed only in part shall be surrendered at an office or agency of the Company designated for that purpose pursuant to Section 1002 (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or the attorney duly authorized in writing), and the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Registered Security or Securities, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

                                ARTICLE TWELVE

                 REDEMPTION OF SECURITIES AT OPTION OF HOLDERS

         SECTION 1201.  Redemption at Option of Holders.

         The Securities shall be redeemed by the Company at the option of the Holders thereof, as a whole or in part, under the conditions and at the Redemption Price for redemption at the option of Holders specified in the forms of Securities set forth in Section 202 together with accrued interest to the Redemption Date. Upon the deposit of any Security with a Paying and Conversion Agent together with a duly signed and completed Notice of Redemption at Holder's Option, all in accordance with the provisions contained in the forms of Securities set forth in Section 202, the Holder of such Security shall be entitled to receive from such Paying and Conversion Agent a nontransferable receipt of deposit evidencing such deposit. Provided that such Securities are surrendered for redemption at the option of the Holder in accordance with the terms hereof, such Securities shall be redeemed on the Redemption Date and at the Redemption Price specified for redemption at the option of the Holder, notwithstanding the fact that such Securities have been called for redemption at the option of the Company on a Redemption Date on or after (but not before) February 20, 1993.

         SECTION 1202.  Applicability of Article.

         Redemption of Securities at the election of the Holders thereof, as required by any provision of this Indenture, shall be made in accordance with such provision and this Article.

         For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities at the option of the Holders thereof shall relate, in the case of any Registered Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Registered Security which has been or is to be redeemed.

         SECTION 1203.  Notice of Redemption Date.

         Notice of the February 20, 1993 Redemption Date shall be given by the Company not less than 75 nor more than 100 days prior to the February 20, 1993 Redemption Date to each Holder of Securities in accordance with Section 105.

         The notice as to the Redemption Date shall state:

                  (1) the Redemption Date;

                  (2) the Redemption Price and accrued interest to the Redemption Date;

                  (3) the place or places where such Securities, together in the case of Bearer Securities with all coupons appertaining thereto maturing after February 20, 1993 are to be surrendered for payment of the Redemption Price and such accrued interest and the date by which Securities must be so surrendered in order to be redeemed;

                  (4) that exercise of the option to elect redemption is irrevocable, except that Holders who provide the option notice will retain the right to require tendered Securities to be converted, provided that notice to such effect and the Holder's nontransferable receipt from the Paying and Conversion Agent representing such Securities are delivered on or prior to February 20, 1993 to the Paying and Conversion Agent holding the tendered Securities to be converted and the other requirements of Article Thirteen are met:

                  (5) that in the event tendered Securities are converted on (but not prior to) February 20, 1993, such Holders shall be entitled to received the interest payable on such Securities on such date; and

                  (6) the Conversion Price for conversion of Securities.

         SECTION 1204.  Deposit of Redemption Price.

         Prior to the February 20, 1993 Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section
1003) an amount of money sufficient to pay the Redemption Price of and accrued interest on all of the Securities which are to be redeemed on that date. If any Security tendered for a redemption is converted, any money deposited with the Trustee or with the Paying Agent or so segregated and held in trust for the redemption of such Security shall (subject to any right of the Holder of such Security or any Predecessor Security to receive interest as provided in the last paragraph of Section 307) be paid to the Company on Company Request, or, if then held by the Company shall be discharged from such trust.

         SECTION 1205.  Securities Payable on Redemption Date.

         Notice of election to redeem having been given as specified in the forms of Securities set forth in Section 202, the Securities so to be redeemed shall, as the Redemption Date, become due and payable at the Redemption Price applicable thereto and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest and the coupons for such interest appertaining to Bearer Securities shall, except to the extent provided below, be void. Upon surrender of any such Security for redemption in accordance with said notice, together with all coupons, if any, appertaining thereto maturing after the Redemption Date, such Security shall be paid by the Company at the Redemption Price together with accrued interest to the Redemption Date.

         If any Security shall not be paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in such Security.

         If any Bearer Security surrendered for redemption shall not be accompanied by all appurtenant coupons maturing after the Redemption Date, such Security may be paid after deducting from the Redemption Price an amount equal to the face amount of all such missing coupons or the surrender of such missing coupon or coupons may be waived by the Company and the Trustee, if there be furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Security shall surrender to any Paying Agent any such missing coupon in respect of which a deduction shall have been made from the Redemption Price, such Holder shall be entitled to receive the amount so deducted; provided, however, that interest represented by coupons shall be payable only upon presentation and surrender of those coupons at an office or agency located outside of the United States (except as otherwise provided in the forms of Securities set forth in Section 202)

         SECTION 1206.  Securities Redeemed in Part.

         Any Registered Security which is to be redeemed only in part shall be surrendered at any office or agency of the Company designated for that purpose pursuant to Section 1002 (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by the Holder thereof or his attorney duly authorized in writing), and the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Registered Security or Securities, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

                               ARTICLE THIRTEEN

                           CONVERSION OF SECURITIES

         SECTION 1301.  Conversion Privilege and Conversion Price.

         Subject to and upon compliance with the provisions of this Article, at the option of the Holder thereof, any definitive Security or, in the case of any Registered Security, any portion of the principal amount thereof which is U.S$5,000 or an integral multiple of U.S.$5,000 may be converted at the principal amount thereof, or of such portion thereof, into fully paid and nonassessable shares (calculated as to each conversion to the nearest 1/100 of a share) of Common Stock, at the Conversion Price, determined as hereinafter provided, in effect at the time of conversion. Such conversion right shall commence at the opening of business on the Exchange Date and expire at the close of business on February 20, 2001. In case a Security or portion thereof is called for redemption or tendered by the Holder thereof for redemption, such conversion right in respect of the Security or portion so called or tendered shall expire at the close of business on the Redemption Date, unless the Company defaults in making the payment due upon redemption.

         The price at which shares of Common Stock shall be delivered upon conversion (herein called the "Conversion Price") shall be initially U.S.$85.25 per share of Common Stock. The Conversion Price shall be adjusted in certain instances as provided in paragraphs (1), (2), (3), (4) and (7) of
Section 1304.

         SECTION 1302.  Exercise of Conversion Privilege.

         In order to exercise the conversion privilege, the Holder of any definitive Security to be converted shall surrender such Security, together in the case of Bearer Securities with all unmatured coupons and any matured coupons in default appertaining thereto, duly endorsed or assigned to the Company or in blank, at any office or agency of the Company maintained for that purpose pursuant to Section 1002, accompanied by written notice to the Company at such office or agency that the Holder elects to convert such Security or, if less than the entire principal amount thereof is to be converted, the portion thereof to be converted. Registered Securities surrendered for conversion during the period from the close of business on any Regular Record Date next preceding any Interest Payment Date to the opening of business on such Interest Payment Date shall (except in the case of Registered Securities or portions thereof which have been called for redemption on a Redemption Date within such period) be accompanied by payment in funds acceptable to the Company of an amount equal to the interest payable on such Interest Payment Date on the principal amount of Registered Securities being surrendered for conversion (or, if such Registered Security was issued in exchange for a Bearer Security after the close of Business on such Regular Record Date, by surrender of the coupon relating to such Interest Payment Date or by payment in such funds in an amount equal to the interest payable on such Interest Payment Date on the principal amount of the Registered Security then being converted). Except as provided in the preceding sentence and subject to the last paragraph of
Section 307, no payment or adjustment shall be made upon any conversion on account or any interest accrued on the Securities surrendered for conversion or on account of any dividends on the Common Stock issued upon conversion.

         Securities shall be deemed to have been converted immediately prior to the close of business on the day of surrender of such Securities for conversion in accordance with the foregoing provisions, and at such time the rights of the Holders of such Securities as Holders shall cease, and the Person or Persons entitled to receive the Common Stock issuable upon conversion shall be treated for all purposes as the record holder or holders of such Common Stock at such time. As promptly as practicable on or after the conversion date, the Company shall issue and shall deliver at such office or agency a certificate or certificates for the number of full shares of Common Stock issuable upon conversion, together with payment in lieu of any fraction of a share, as provided in Section 1303.

         In the case of any Registered Security which is converted in part only, upon such conversion the Company shall execute and the Trustee shall authenticate and deliver to the Holder thereof, at the expense of the Company, a new Registered Security or Registered Securities of authorized denominations in aggregate principal amount equal to the unconverted portion of the principal amount of such Registered Securities.

         SECTION 1303.  Fractions of Shares.

         No fractional shares of Common Stock shall be issued upon conversion of Securities. If more than one Security shall be surrendered for conversion at one time by the same Holder, the number of full shares which shall be issuable upon conversion thereof shall be computed on the basis of the aggregate principal amount of the Securities (or, in the case of Registered Securities, specified portions thereof) so surrendered. Instead of any fractional share of Common Stock which would otherwise be issuable upon the conversion of any Security or Securities (or in the case of Registered Securities, specified portions thereof), the Company shall pay a cash adjustment in respect of such fraction in an amount equal to the current market value of such fractional interest computed to the nearest cost on the basis of the Closing Market Price Per Share of the Common Stock on the last day prior to the day of conversion on which there is such a Closing Market Price Per Share.

         SECTION 1304.  Adjustment of Conversion Price.

         (1) In case at any time after February 20, 1986 the Company shall pay or make a dividend or other distribution on any class or series of capital stock of the Company in Common Stock, the Conversion Price in effect at the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution shall be reduced by multiplying such Conversion Price by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination and the denominator shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution, such reduction to become effective immediately after the opening of business on the day following the date fixed for such determination. For the purpose of this paragraph (1), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock. The Company will not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Company.

         (2) In case at any time after February 20, 1986 the Company shall issue rights or warrants to holders of any class or series of its capital stock entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the current market price per share (determined as provided in paragraph (6) of this Section) of the Common Stock on the date fixed for the determination of stockholders entitled to receive such rights or warrants, the Conversion Price in effect at the opening of business on the day following the date fixed for such determination shall be reduced by multiplying such Conversion Price by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock which the aggregate of the offering price of the total number of shares of Common Stock so offered for subscription or purchase would purchase at such current market price and the denominator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock so offered for subscription or purchase, such reduction to become effective immediately after the opening of business on the day following the date fixed for such determination. For the purposes of this paragraph (2), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock. The Company will not issue any rights or warrants in respect of shares of Common Stock held in the treasury of the Company.

         (3) In case at any time after February 20, 1986 outstanding shares of Common Stock shall be subdivided into a greater number of shares of Common Stock, the Conversion Price in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately reduced, and, conversely, in case at any time after February 20, 1986 outstanding shares of Common Stock shall each be combined into a smaller number of shares of Common Stock, the Conversion Price in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately increased, such reduction or increase, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

         (4) In case at any time after February 20, 1986 the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock evidence of its indebtedness or assets (including securities, but excluding any rights or warrants referred to in paragraph (2) of this Section, any dividend or distribution paid in cash out of the earned surplus of the Company and any dividend or distribution referred to in paragraph (1) of this Section), the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the close of business on the date fixed for the determination of stockholders entitled to receive such distribution by a fraction of which the numerator shall be the current market price per share (determined as provided in paragraph (6) of this Section) of the Common Stock on the date fixed for such determination less the then fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution) of the portion of the assets or evidences of indebtedness so distributed applicable to one share of Common Stock and the denominator shall be such current market price per share of the Common Stock, such adjustment to become effective immediately prior to the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such distribution.

   (5) The reclassification of Common Stock into securities other than Common Stock (other than any reclassification upon a consolidation or merger to which Section 1311 applies) shall be deemed to involve (a) a distribution of such securities other than Common Stock to all holders of Common Stock (and the effective date of such reclassification shall be deemed to be "the date fixed for the determination of stockholders entitled to receive such distribution" and "the date fixed for such determination" within the meaning of paragraph (4) of this Section), and (b) a subdivision or combination, as the case may be, of the number of shares of Common Stock outstanding immediately prior to such reclassification into the number of shares of Common Stock outstanding immediately thereafter (and the effective date of such reclassification shall be deemed to be "the day upon which such subdivision becomes effective" or "the day upon which such combination becomes effective", as the case may be, and "the day upon which such subdivision or combination becomes effective" within the meaning of paragraph (3) of this Section).

   (6) For the purpose of any computation under paragraphs (2) and (4) of this Section, the current market price per share of Common Stock on any date shall be deemed to be the average of the Closing Market Prices Per Share for 30 consecutive trading days selected by the Company commencing 30 trading days before the day in question.

   (7) The Company may make such reductions in the Conversion Price, in addition to those required by paragraphs (1), (2), (3) and (4) of this Section, as it considers to be advisable in order that any event treated for United States Federal income tax purposes as a dividend of stock or stock rights shall not be taxable to the recipients.

   (8) No adjustment in the Conversion Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Conversion Price; provided, however, that any adjustments which by reason of this paragraph (3) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations shall be made to the nearest cent or to the nearest one-thousandth of a share, as the case may be.

   SECTION 1305. Notice of Adjustments of Conversion Price.

   Whenever the Conversion Price is adjusted as herein provided:

      (a) the Company shall compute the Conversion Price in accordance with
   Section 1304 and shall prepare a certificate signed by the Treasurer of the Company setting forth the adjusted Conversion Price and showing in reasonable detail the facts upon which such adjustment is based, and such certificate shall forthwith be filed at each office or agency maintained for the purpose of conversion of Securities pursuant to Section 1002; and

      (b) a notice stating that the Conversion Price has been adjusted and setting forth the adjusted Conversion Price shall as soon as practicable after the effectiveness of such adjustment be mailed by the Company to all Registered Holders at their last addresses as they shall appear in the Security Register and shall be published (but only once) in accordance with Section 105.

   SECTION 1306. Notice of Certain Corporate Action.

   In case at any time after February 20, 1986:

      (a) the Company shall declare a dividend (or any other distribution) on its Common Stock payable otherwise than in cash out of its earned surplus; or

      (b) the Company shall authorize the granting to the holders of its Common Stock of rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any other rights; or

      (c) there shall occur any reclassification of the Common Stock of the Company (other than a subdivision or combination of its outstanding shares of Common Stock), or any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company is required, or the sale or transfer of all or substantially all of the assets of the Company; or

      (d) there shall occur the voluntary or involuntary dissolution, liquidation or winding up of the Company;

then the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of Securities pursuant to Section 1002, and shall cause to be mailed to all Registered Holders at their last addresses as they shall appear in the Security Register and shall publish (but only once) in accordance with Section 106, in each case, at least 20 days (or 10 days in any case specified in clause (a) or (b) above) prior to the applicable record date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, rights or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, rights or warrants are to be determined, or (y) the date on which such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up.

   SECTION 1307. Company to Reserve Common Stock.

   The Company shall at all times reserve and keep available, free from pre-emptive rights, out of its authorized but unissued Common Stock, for the purpose of effecting the conversion of Securities, the full number of shares of Common Stock then issuable upon the conversion of all Outstanding Securities.

   The Company shall in good faith and as promptly as possible after the issuance of the Global Security endeavor (i) to cause all registrations with, and to obtain any approval by, any governmental authority under any Federal or state law of the United States that may be required before the shares of Common Stock may be lawfully issued or transferred and delivered pursuant to this Article and (ii) to list the shares of Common Stock required to be issued or delivered upon conversion of Securities prior to such issue or delivery on each national securities exchange on which the outstanding Common Stock is listed at the time of such delivery.

   SECTION 1308. Taxes on Conversions.

   The Company will pay and all stamp, excise or similar taxes or duties that may be payable in respect of the issue or delivery of shares of Common Stock on conversion of Securities pursuant hereto. The Company shall not, however, be required to pay any tax or duty which may be payable in respect of any transfer involved in the issue and delivery or shares of Common Stock in a name other than that of the Holder of the Security or Securities to be converted, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Company the amount of any such tax or duty, or has established to the satisfaction of the Company that such tax or duty has been paid.

   SECTION 1309. Covenant as to Common Stock.

   The Company covenants that all shares of Common Stock which may be issued upon conversion of Securities will upon issue be fully paid and nonassessable and, except as provided in Section 1308, the Company will pay all taxes or duties, liens and charges with respect to the issue thereof.

   SECTION 1310. Cancellation of Converted Securities.

   All Securities delivered for conversion shall be delivered to the Trustee to be cancelled by or at the direction of the Trustee, which shall dispose of the same as provided in Section 309.

   SECTION 1311. Provisions in Case of Consolidation, Merger or Sale of
Assets.

   In case of any consolidation of the Company with, or merger of the Company into, any other corporation, or in case of any merger of another corporation into the Company (other than a merger which does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock of the Company), or in case of any sale or transfer of all or substantially all of the assets of the Company, the corporation formed by such consolidation or resulting from such merger or which acquires such assets, as the case may be, shall execute and deliver to the Trustee a supplemental indenture providing that the Holder of each Security then outstanding shall have the right thereafter, during the period such Security shall be convertible as specified in Section 1301, to convert such Security only into the kind and amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer by a holder of the number of shares of Common Stock into which such Security might have been converted immediately prior to such consolidation, merger, sale or transfer, assuming such holder of Common Stock failed to exercise his rights of election, if any, as to the kind or amount of securities, cash or other property receivable upon such consolidation, merger, sale or transfer (provided that if the kind or amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer is not the same for each share of Common Stock in respect of which such rights of election shall not have been exercised ("non-electing share"), then for the purpose of this Section the kind and amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer by each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares), and assuming, if such consolidation, merger, sale or transfer is prior to the Exchange Date, that the Securities were convertible at the time of such consolidation, merger, sale or transfer at the initial Conversion Price specified in Section 1301 as adjusted from February 20, 1986 to such time pursuant to Section 1304. Such supplemental indenture shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article. The above provisions of this Section shall similarly apply to successive consolidations, mergers, sales or transfers.

   SECTION 1312. Responsibility of Trustee for Conversion Provisions.

   The Trustee, subject to the provisions of Section 601, and any Conversion Agent shall not at any time be under any duty or responsibility to any Holder to determine whether any facts exist which may require any adjustment of the Conversion Price, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed, or herein or in any supplemental indenture provided to be employed in making the same. Neither the Trustee, subject to the provisions of Section 601, nor any Conversion Agent shall be accountable with respect to the validity or value (or the kind or amount) of any shares of Common Stock, or of any other securities or property, which may at any time be issued or delivered upon the conversion of any Security; and it or they do not make any representation with respect thereto. Neither the Trustee, subject to the provisions of
Section 601, nor any Conversion Agent shall be responsible for any failure of the Company to make any cash payment or to issue, transfer or deliver any shares of stock or stock certificates or other securities or property upon the surrender of any Security for the purpose of conversion; and the Trustee, subject to the provisions of Section 601, and any Conversion Agent shall not be responsible for any failure of the Company to comply with any of the covenants of the Company contained in this Article.

                               ARTICLE FOURTEEN
                         SUBORDINATION OF SECURITIES

   SECTION 1401. Securities Subordinate to Senior Indebtedness.

   The Company covenants and agrees, and each Holder of a Security, by his acceptance thereof, likewise covenants and agrees, that, to the extent and in the manner hereinafter set forth in this Article, the indebtedness represented by the Securities and the payment of the principal of (and premium, if any) and interest on each and all of the Securities are hereby expressly made subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness.

   SECTION 1402. Payment Over of Proceeds Upon Dissolution, Etc.

   In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to the Company or to its creditors, as such, or to its assets, or (b) any liquidation, dissolution or other winding up of the Company, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of the Company, then and in any such event, the holders of Senior Indebtedness shall be entitled to receive payment in full of all amounts due or to become due on or in respect of all Senior Indebtedness, or provision shall be made for such payment in money or money's worth, before the Holders of the Securities are entitled to receive any payment on account of principal of (or premium, if any) or interest on the Securities, and to that end the holders of Senior Indebtedness shall be entitled to receive, for application to the payment thereof, any payment or distribution of any kind or character, whether in cash, property or securities, which may be payable or deliverable in respect of the Securities in any such case, proceeding, dissolution, liquidation or other winding up or event.

   In the event that, notwithstanding the foregoing provisions of this Section, the Trustee or the Holder of any Security shall have received any payment or distribution of assets of the Company of any kind or character, whether in cash, property of securities, before all Senior Indebtedness is paid in full or payment thereof provided for, and if such facts shall, at or prior to the time of such payment or distribution, have been made known to the Trustee or, as the case may be, such Holder, then and in such event such payment or distribution shall be paid over or delivered forthwith to the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee, agent or other Person making payment or distribution of assets of the Company for application to the payment of all Senior Indebtedness remaining unpaid, to the extent necessary to pay all Senior Indebtedness in full, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness.

   The consolidation of the Company with, or the merger of the Company into, another corporation or the liquidation or dissolution of the Company following the conveyance or transfer of its properties and assets substantially as an entirety to another corporation upon the terms and conditions set forth in Article Seven shall not be deemed a dissolution, winding up, liquidation, reorganization, assignment for the benefit of creditors or marshalling of assets and liabilities of the Company for the purposes of this Section if the corporation formed by such consolidation or into which the Company is merged or which acquires by conveyance or transfer such properties and assets substantially as an entirety, as the case may be, shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions set forth in Article Seven.

   SECTION 1403. Prior Payment to Senior Indebtedness Upon Acceleration of Securities.

   In the event that any Securities are declared due and payable before their Stated Maturity, then and in such event the holders of Senior Indebtedness shall be entitled to receive payment in full of all amounts due or to become due on or in respect of all Senior Indebtedness, or provision shall be made for such payment in money or money's worth, before the Holders of the Securities or coupons appertaining thereto are entitled to receive any payment by the Company on account of the principal of (or premium, if any) or interest on the Securities or such coupons or on account of the purchase or other acquisition of Securities or such coupons.

   In the event that, notwithstanding the foregoing, the Company shall make any payment to the Trustee or the Holder of any Security prohibited by the foregoing provision of this Section, and if such fact shall, at or prior to the time of such payment, have been made known to the Trustee or, as the case may be, such Holder, then and in such event such payment shall be paid over and delivered forthwith to the Company.

   The provisions of this Section shall not apply to any payment with respect to which Section 1402 would be applicable.

   SECTION 1404. No Payment When Senior Indebtedness in Default.

   (a) In the event and during the continuation of any default in the payment of principal of (or premium, if any) or interest on any Senior Indebtedness beyond any applicable grace period with respect thereto, or in the event that any event of default with respect to any Senior Indebtedness shall have occurred and be continuing permitting the holders of such Senior Indebtedness (or a trustee on behalf of the holders thereof) to declare such Senior Indebtedness due and payable prior to the date on which it would otherwise have become due and payable, unless and until such event of default shall have been cured or waived or shall have ceased to exist and such acceleration shall have been rescinded or annulled, or in the event any judicial proceeding shall be pending with respect to any such default in payment or event of default, then no payment shall be made by the Company on account of principal of (or premium, if any) or interest on the Securities or on account of the purchase or other acquisition of Securities.

   In the event that, notwithstanding the foregoing, the Company shall make any payment to the Trustee or the Holder of any Security prohibited by the foregoing provisions of this Section, and if such fact shall then have been made known to the Trustee or, as the case may be, such Holder, then and in such event such payment shall be paid over and delivered forthwith to the Company.

   The provisions of this Section shall not apply to any payment with respect to which Section 1402 would be applicable.

   SECTION 1405. Payment Permitted If No Default.

   Nothing contained in this Article or elsewhere in this Indenture or in any of the Securities shall prevent (a) the Company, at any time except during the pendency of any case, proceeding, dissolution, liquidation or other winding up, assignment for the benefit of creditors or other marshalling of assets and liabilities of the Company referred to in Section 1402 or under the conditions described in Section 1403 or 1404, from making payments at any time of principal of (and premium, if any) or interest on the Securities, or
(b) the application by the Trustee of any money deposited with it hereunder to the payment of or on account of the principal of (and premium, if any) or interest on the Securities or the retention of such payment by the Holders of the Securities, if, one day prior to the time of such application by the Trustee, the Trustee did not have knowledge that such payment would have been prohibited by the provisions of this Article.

   SECTION 1406. Subrogation to Rights of Holders of Senior Indebtedness.

   Subject to the payment in full of all Senior Indebtedness, the Holders of the Securities shall be subrogated to the extent of the payments or distributions made to the Holders of such Senior Indebtedness pursuant to the provisions of this Article (equally and ratably with the holders of all indebtedness of the Company which by its express terms is subordinated to indebtedness of the Company to substantially the same extent as the Securities are subordinated and is entitled to like rights of subrogation) to the rights of the holders of such Senior Indebtedness to receive payments and distributions of cash, property and securities applicable to the Senior Indebtedness until the principal of (and premium, if any) and interest on the Securities shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of the Senior Indebtedness of any cash, property or securities to which the Holders of the Securities or the Trustee would be entitled except for the provisions of this Article, and no payments over pursuant to the provisions of this Article to the holders of Senior Indebtedness by Holders of the Securities or the Trustee, shall, as among the Company, its creditors other than holders of Senior Indebtedness and the Holders of the Securities, be deemed to be a payment or distribution by the Company to or on account of the Senior Indebtedness.

   SECTION 1407. Provisions Solely to Define Relative Rights.

   The provisions of this Article are and are intended solely for the purpose of defining the relative rights of the Holders of the Securities on the one hand and the holders of Senior

Indebtedness on the other hand. Nothing contained in this Article or elsewhere in this Indenture or in the Securities is intended to or shall (a) impair, as among the Company, its creditors other than holders of Senior Indebtedness and the Holders of the Securities, the obligation of the Company, which is absolute and unconditional, to pay to the Holders of the Securities the principal of (and premium, if any) and interest on the Securities as and when the same shall become due and payable in accordance with their terms; or
(b) affect the relative rights against the Company of the Holders of the Securities and creditors of the Company other than the holders of Senior Indebtedness; or (c) prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article of the holders of Senior Indebtedness to receive cash, property and securities otherwise payable or deliverable to the Trustee or such Holder.

  SECTION 1408. Trustee to Effectuate Subordination.

   Each Holder of a Security by his acceptance thereof authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article and appoints the Trustee his attorney-in-fact for any and all such purposes.

  SECTION 1409. No Waiver of Subordination Provisions.

   No right of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any non-compliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

   Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Indebtedness may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of the Securities, without incurring responsibility to the Holders of the Securities and without impairing or releasing the subordination provided in this Article or the obligations hereunder of the Holders of the Securities to the holders of Senior Indebtedness, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Indebtedness, or otherwise amend or supplement in any manner Senior Indebtedness or any instrument evidencing the same or any agreement under which Senior Indebtedness is outstanding; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Indebtedness; (iii) release any Person liable in any manner for the collection of Senior Indebtedness; and (iv) exercise or refrain from exercising any rights against the Company and any other Person.

  SECTION 1430. Notice to Trustee.

   The Company shall give prompt written notice to the Trustee of any fact known to the Company which would prohibit the making of any payment to or by the Trustee in respect of the Securities. Notwithstanding the provisions of this Article or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee in respect of the Securities, unless and until the Trustee shall have received written notice thereof from the Company or a holder of Senior Indebtedness or from any trustee therefor; and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of
Section 601, shall be entitled in all respects to assume that no such facts exist.

   Subject to the provisions of Sections 601, the Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Indebtedness (or a trustee therefor) to establish that such notice has been given by a holder of Senior Indebtedness (or a trustee therefor). In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

  SECTION 1411. Reliance on Judicial Order or Certificate of Liquidating
                Agent.

   Upon any payment or distribution of assets of the Company referred to in this Article, the Trustee, subject to the provisions of Section 601, and the Holders of the Securities shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, liquidating trustee, custodian, receiver, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of Securities, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of the Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article.

  SECTION 1412. Trustee Not Fiduciary for Holders of Senior Indebtedness.

   The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and shall not be liable to any such holders if it shall in good faith mistakenly pay over or distribute to Holders of Securities or to the Company or to any other Person cash, property or securities to which any holders of Senior Indebtedness shall be entitled by virtue of this Article or otherwise.

  SECTION 1413. Rights of Trustees as Holder of Senior Indebtedness;
                Preservation of Trustee's Rights.

   The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article with respect to any Senior Indebtedness which may at any time be held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

   Nothing in this Article shall apply to claims of, or payments to, the Trustee under or pursuant to Section 606.

   SECTION 1414. Article Applicable to Paying Agents.

   In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article in addition to or in place of the Trustee; provided, however, that Section 1413 shall not apply to the Company or any Affiliate of the Company if it or such Affiliate acts as Paying Agent.

   SECTION 1415. Certain Conversions Deemed Payment.

   For the purposes of this Article only, (1) the issuance and delivery of junior securities upon conversion of Securities in accordance with Article Thirteen shall not be deemed to constitute a payment or distribution on account of the principal of or premium or interest on Securities or on account of the purchase or other acquisition of Securities, and (2) the payment issuance or delivery of cash, property or securities (other than junior securities) upon conversion of a Security shall be deemed to constitute payment on account of principal of such Security. For the purposes of this Section, the term "junior securities" means (a) shares of any stock of any class of the Company and (b) securities of the Company which are subordinated in right of payment to all Senior Indebtedness which may be outstanding at the time of issuance or delivery of such securities to substantially the same extent as, or to a greater extent than, the Securities are so subordinated as provided in this Article. Nothing contained in this Article or elsewhere is this Indenture or in the Securities is intended to or shall impair, as among the Company, its creditors other than holders of Senior Indebtedness and the Holders of the Securities, the right, which is absolute and unconditional, of the Holder of any Security to convert such Security in accordance with Article Thirteen.

   This instrument may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

   IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seal to be hereunto affixed and attested, all as of the day and year first above written.


                                      CALFED INC.

                                      By: /s/ GEORGE P. RUTLAND
                                      ----------------------------------------
                                          President and
                                          Chief Executive Officer

Attest:
/s/ WILLIAM L. CALLENDER
----------------------------
Secretary

[SEAL]
                                      MANUFACTURERS HANOVER TRUST COMPANY

                                      By: /s/ F. J. GRIPPO
                                      ----------------------------------------
                                          Vice President

Attest:
/s/ P. FERRERI
----------------------------
Trust Officer

[SEAL]

STATE OF CALIFORNIA
                             }   ss:
COUNTY OF LOS ANGELES

   On the 19th day of February, 1986, before me personally came George P. Rutland, to me known, who, being by me duly sworn, did depose and may say that he is President and Chief Executive Officer of CALFED INC., one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.

                                        /s/ ARLENE ROGERS
                                        -----------------------------------
                                        Arlene Rogers
                                        Notary Public--California
                                        Principal Office in Los Angeles County
                                        My Commission Expires October 28, 1988

STATE OF NEW YORK
                             }   ss:
COUNTY OF NEW YORK

   On the 19th day of February, 1986, before me personally came F.J. Grippo, to me known, who, being by me duly sworn, did depose and may say that he is Vice President of MANUFACTURERS HANOVER TRUST COMPANY, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.

                                          /s/ JAMES FOLEY
                                          -----------------------------------
                                          James Foley
                                          Notary Public, State of New York
                                          No. 31-6348400
                                          Qualified in New York County
                                          Commission Expires March 30, 1986